UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23425

CIM Real Assets & Credit Fund

(Exact Name of Registrant as Specified in Charter)

__________________________________________________________________________

4700 Wilshire Boulevard

Los Angeles, California 90010

(323) 860-7421

(Address and Telephone Number, Including Area Code, of Principal Executive Offices)

David Thompson

4700 Wilshire Boulevard

Los Angeles, California 90010

(323) 860-7421

(Name and Address of Agent for Service)

__________________________________________________________________________

Copies to:

Cynthia M. Krus, Esq.

Cynthia R. Beyea, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street NW Suite 700

Washington, DC 20001

(202) 383-0100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

AON
CITY NATIONAL BANK

CIM

CIM RACR

CIM Real Assets & Credit Fund | 2021 Annual Report

Important Notice Regarding Electronic Delivery

Beginning in 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports for CIM Real Assets & Credit Fund (the “Fund”) such as this report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Fund issued prior to 2022, you may elect to receive such reports and other communications electronically. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. This information is available free of charge by contacting us by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (323) 860-4900 or on our website at https://www.cimgroup.com/ investment-platforms/credit/racr.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports in 2022. This information is available free of charge by contacting us by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (323) 860-4900 or on our website at https://www.cimgroup.com/investment-platforms/credit/racr. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

CIM Real Assets & Credit Fund	Shareholder Letter
September 30, 2021 (Unaudited)

Dear Shareholders,

We are pleased to provide you with the 2021 annual report for CIM Real Assets & Credit Fund (“we,” “us,” “our,” “CIM RACR,” or the “Fund”). CIM RACR is a continuously-offered, closed-end interval fund registered under the Investment Company Act of 1940, as amended, that launched its offering on May 4, 2020. The Fund invests in real assets (both debt and equity) and corporate credit.

CIM Capital IC Management, LLC (the “Adviser”), registered as an investment adviser with the Securities Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the” Advisers Act”), acts as the Fund’s investment adviser and is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers. The Adviser has engaged each of CIM Capital SA Management, LLC (the “CIM Sub-Adviser”) and OFS Capital Management, LLC (the “OFS Sub-Adviser” or “OFS”), each a SEC-registered investment adviser, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to investments in real assets held by the Fund. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities.

The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. However, there can be no assurance that the Fund will achieve its investment objective.

We believe the portfolio is well positioned for the current low interest rate and inflationary environment. As of September 30, 2021, 100% of CIM RACR’s corporate credit investments were floating rate; if short-term interest rates rise, we anticipate that these investments will generate higher interest income for our shareholders. In addition, we believe our real estate investments may provide shareholders with a degree of protection against inflation.

Since inception (May 2020), CIM RACR generated an annualized return of 9.25%, 8.99%, 8.69% and 8.17% for the Class I Common Shares, Class A Common Shares, Class L Common Shares, and Class C Common Shares, respectively, and has outperformed the Bloomberg US Aggregate Bond Index since inception. RACR’s returns since inception have primarily been driven by interest income from our real estate debt and corporate credit investments as well as appreciation on our real estate debt and equity investments.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than the original cost. The current performance may be lower or higher than performance data quoted.

Distributions*

Since the Fund’s inception, we have increased the distribution two times for the C share class, three times for the A and L share classes, and four times for the I share class.

On October 4, 2021, CIM RACR announced that its Board of Trustees declared monthly cash dividends for each of October, November and December 2021 of $0.128 per share of Class C Common Shares, $0.130 per share of Class A and CIass I Common Shares and $0.129 per share of Class L Common Shares. These dividends in the aggregate represent an annual dividend rate of 6.0% of the Fund’s per share NAV as of September 24, 2021.

Portfolio

The Fund seeks to provide shareholders with income with a low correlation to the broader equity markets, by investing in a mix of institutional-quality real assets and credit instruments.

When the Fund initially launched in May 2020, there was a significant opportunity for investment in more liquid asset classes due to market dislocation resulting from the COVID-19 pandemic. As a result, the Fund initially invested a significant percentage of the initial proceeds of its initial public offering in these asset classes, including broadly syndicated loans and rated debt tranches of collateralized loan obligations. CIM RACR has also invested in commercial mortgage-backed securities using the proceeds from its initial public offering.

The Fund began increasing its direct real estate investments in mid 2021 by coinvesting alongside other CIM funds in commercial real estate assets in Dallas (an office building that is 96.8% pre-leased for 10 years) and Washington DC (a newly constructed multifamily for-rent property). CIM RACR expects to close on a newly constructed multifamily for-rent property in Los Angeles by year-end and we believe we have an active pipeline of additional investment opportunities. We believe these newly developed high quality assets in high barrier to entry markets may generate consistent income for the fund with a low correlation to the broader equity markets and may provide a degree of protection against inflation. We intend to continue to leverage the large-scale platform of CIM Group, LLC ("CIM Group" or "CIM") and OFS to identify what we believe will be attractive opportunities for our shareholders.

Fund Overview

We believe CIM RACR is a highly differentiated interval fund that offers several compelling features to its shareholders:

Innovative Structure. The Fund seeks to provide investors with exposure to proprietary transactions, alongside large, sophisticated institutions, that otherwise may not be available to retail investors and that may have high investment minimums. The Fund’s innovative structure allows it to directly invest in real estate. The Fund also intends to continue to allocate capital to liquid asset classes, allowing the Fund to provide shareholders with partial liquidity on a quarterly basis.

Annual Report | September 30, 2021	1

CIM Real Assets & Credit Fund	Shareholder Letter
September 30, 2021 (Unaudited)

Alignment. To promote further alignment with other funds managed by affiliates of CIM Group and OFS, the Fund has obtained exemptive relief from the SEC that allows it to co-invest alongside funds managed by affiliates of CIM and OFS, in accordance with the conditions specified in the exemptive relief.

CIM is a vertically-integrated owner and operator of real assets for its own account and on behalf of its partners and co-investors, seeking exposure to real assets and associated credit strategies, with a principal focus on metropolitan areas across the Americas. Since inception, CIM, on behalf of itself and over 175 institutional partners and co-investors, has operated over 270 discretionary real estate and real estate-related equity, debt and infrastructure holdings. As of June 30, 2021, CIM owns and operates approximately $28.8 billion of assets** across its products and has deployed assets for its Principals, partners and co-investors, which include U.S. and Non-U.S. public and corporate pension funds, endowments and foundations, sovereign wealth funds and other institutional and private partners and co-investors since 2000. CIM has over 1,000 employees and more than 570 professionals and 9 corporate offices worldwide.

OFS is a full-service provider of capital and levered financial solutions with $2.5 billion in assets under management as of June 30, 2021, with a focus on middle market lending, broadly syndicated loans, and structured credit. OFS serves as the investment adviser to business development companies, registered closed-end funds, and separately managed, proprietary and sub-advised accounts, as well as the collateral manager to various collateralized loan obligations.

To further promote alignment, CIM and its affiliates will invest an aggregate of $20 million in the Fund. As of the date of this letter, CIM and its affiliates have invested $9.6 million in the Fund.

Balanced Portfolio. The Fund seeks to provide investors with exposure to complementary asset classes – real assets and debt. The Fund’s target asset mix seeks to leverage CIM’s and OFS’ insight across asset classes and strategies to identify the best opportunities for its portfolio. CIM has a research-focused approach, and leverages its vertically integrated team to conduct a detailed underwriting analysis on each potential investment, in order to understand the investment’s return profile under different scenarios and the risks of the investment.

Thank you for your investment in CIM RACR. If you have any questions, please contact the CIM Shareholder Relations team at 866.907.2653. We look forward to continuing our relationship in the years to come.

Sincerely,

David Thompson

Chief Executive Officer

*	Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.

**	“Assets Owned and Operated” represents the aggregate assets owned and operated by CIM Group on behalf of itself, the funds it manages, and third-party co-investors. “Assets Owned and Operated” consists of real estate properties and investment securities and includes all real property operated by CIM Group whether or not CIM Group has final decision-making authority concerning such properties.

Forward-Looking Statements

Statements in this letter regarding management's future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating management’s belief that CIM RACR will benefit from CIM Group’s combined real assets, credit and transaction experience and deal-sourcing capabilities; the composition of CIM RACR’s portfolio of real assets and corporate credit assets and the potential benefits to investors, which may not be realized; opportunities for individuals to invest alongside institutional partners, and whether those opportunities will align the interests among sponsors, partners and shareholders; and other factors may constitute forward-looking statements for purposes of the safe harbor protection under applicable securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including the impact of COVID-19 and related changes in base interest rates and significant market volatility on our business, our industry, and the global economy, as well as those risks, uncertainties and factors referred to in CIM RACR’s Prospectus filed with the SEC on January 29, 2021 under the section “Risks” as well as other documents that may be filed by CIM RACR from time to time with the SEC. As a result of such risks, uncertainties and factors, actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. CIM RACR is providing the information in this letter as of this date and assumes no obligations to update the information included in this letter or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2	https://www.cimgroup.com/investment-platforms/credit/racr

CIM Real Assets & Credit Fund	Portfolio Update
September 30, 2021 (Unaudited)

Performance as of September 30, 2021

CIM Real Assets & Credit Fund	1 Month	Quarter	6 Month	YTD	1 Year(a)	Since Inception
CIM Real Assets & Credit Fund - A - NAV	0.88%	1.92%	5.08%	6.82%	9.95%	8.99%
CIM Real Assets & Credit Fund - A - LOAD	-4.91%	-3.93%	-0.97%	0.67%	3.65%	4.49%
CIM Real Assets & Credit Fund - C - NAV	0.81%	1.73%	4.69%	6.26%	9.13%	8.17%
CIM Real Assets & Credit Fund - I - NAV	0.88%	2.00%	5.20%	7.02%	10.24%	9.25%
CIM Real Assets & Credit Fund - L - NAV	0.85%	1.85%	4.92%	6.62%	9.66%	8.69%
CIM Real Assets & Credit Fund - L - LOAD	-3.45%	-2.49%	0.47%	2.09%	4.98%	5.39%
Bloomberg US Aggregate Bond Index	-0.87%	0.05%	1.88%	-1.55%	-0.90%	0.69%

(a)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Comparison of the Change in Value of a $10,000 Investment

(a)	The Bloomberg US Aggregate Bond Index is a broad based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than the original cost. The current performance may be lower or higher than performance data quoted. Please visit the Fund’s website at https://www.cimgroup.com/public-investment-programs/current-public-programs/racr for performance data current to the most recent month-end.

Annual Report | September 30, 2021	3

CIM Real Assets & Credit Fund	Portfolio Update
September 30, 2021 (Unaudited)

Top Ten Long Holdings as of September 30, 2021

Percent of Net Assets
EPIC Dallas	12.86%
Society Las Olas - PMG - Greybook Riverfront I LLC	11.03%
Vale at the Parks - DC	5.79%
Society Las Olas - 301 SW 1st Avenue Holdings LLC	5.50%
Campus Drive Secured Lease-Backed Pass-Through Trust	4.07%
MCF CLO VII LLC	2.88%
CIM Commercial Trust Corp.	2.84%
Atlas Senior Loan Fund XVII, LTD.	2.83%
RumbleOn, Inc.	2.75%
Apex Credit CLO 2021, LTD.	2.74%
53.29%

Portfolio Composition as of September 30, 2021

Asset Type Allocation	Percent of Net Assets
Direct Real Estate	18.65%
Collateralized Loan Obligations - Debt	18.62%
Real Estate-Related Securities	16.53%
Collateralized Loan Obligations - Equity	9.97%
Bank Loans	8.46%
Commercial Mortgage-Backed Securities	6.84%
Common Stocks	2.84%
Loan Accumulation Facility	2.83%
Warrants	0.12%
Other Assets in excess of Liabilities	15.14%
100.00%

4	https://www.cimgroup.com/investment-platforms/credit/racr

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2021

	Maturity Date	Rate	Principal	Value
Bank Loans (8.46%)(a)
Consumer, Non-cyclical (2.27%)
MedMark Services, Inc., Delayed Draw Term Loan(b)	06/11/2028	3M US L + 8.50%	$189,394	$188,447
MedMark Services, Inc., Second Lien Term Loan(b)	06/11/2028	3M US L + 8.50%	378,788	376,894
RC Buyer, Inc., Second Lien Initial Term Loan(b)	07/30/2029	3M US L + 6.75%	1,016,949	1,018,221
Spring Education Group, Inc., Second Lien Initial Term Loan(b)	07/30/2026	3M US L + 8.25%	430,240	424,862
Total Consumer, Non-cyclical				2,008,424

Industrial (0.87%)
Energy Acquisition LP, Second Lien Initial Term Loan(b)	06/26/2026	2M US L + 8.50%	500,000	472,500
Pelican Products, Inc., Second Lien Term Loan(b)	05/01/2026	3M US L + 7.75%	293,750	290,078
Total Industrial				762,578

Services, Business (1.69%)
Avision Intermediate Holdings, LLC, First Amendment Term Loan(b)	07/10/2025	L + 8.50%	492,500	488,708
Convergint Technologies LLC, Second Lien Term Loan(b)	03/30/2029	1M US L + 6.75%	999,970	1,007,470
Total Services, Business				1,496,178

Technology (3.63%)
Redstone HoldCo 2 LP, Second Lien Initial Term Loan	04/27/2029	3M US L + 7.75%	800,000	782,000
RumbleON, Inc., First Lien Term Loan(b)	08/31/2026	0.00%	2,500,000	2,428,775
Total Technology				3,210,775

TOTAL BANK LOANS (Cost $7,384,083)				7,477,955

Collateralized Loan Obligations - Debt (18.62%)(a)
Allegro CLO XII, Ltd., Class E(c)	01/21/2032	3M US L + 7.10%	1,000,000	1,001,717
Barings Middle Market CLO, Ltd. 2021-I, Class D(c)	07/20/2033	3M US L + 8.65%	1,000,000	1,008,163
Flatiron CLO 20, Ltd., Class E(c)	11/20/2033	3M US L + 7.85%	500,000	510,524
Ivy Hill Middle Market Credit Fund XVIII, Ltd., Class E(c)	04/22/2033	3M US L + 7.75%	2,000,000	1,923,938
LCM 31, Ltd., Class E(c)	01/20/2032	3M US L + 7.08%	1,250,000	1,255,955
Madison Park Funding XLVII, Ltd., Class E(c)	01/19/2034	3M US L + 7.46%	600,000	610,991
MCF CLO VII LLC, Class ER(c)	07/20/2033	3M US L + 9.15%	2,500,000	2,542,316
Monroe Capital Mml Clo X, Ltd., Class E(c)	08/20/2031	3M US L + 8.85%	2,050,000	2,049,745
Northwoods Capital 25, Ltd., Class E(c)	07/20/2034	3M US L + 7.14%	2,250,000	2,193,743
OCP CLO 2020-20, Ltd., Class E(c)	10/09/2033	3M US L + 7.66%	500,000	507,133
Regatta Funding LP 2013-2A, Class DR2(c)	01/15/2029	3M US L + 6.95%	400,000	395,926
Saratoga Investment Corp. CLO 2013-1, Ltd., Class F1R3(c)	04/20/2033	3M US L + 10.00%	2,000,000	1,955,915
VCP CLO II, Ltd., Class E(c)	04/15/2031	3M US L + 8.40%	500,000	506,278
TOTAL COLLATERALIZED LOAN OBLIGATIONS - DEBT (Cost $16,144,715)				16,462,344

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2021	5

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2021

	Maturity Date	Rate	Principal	Value
Collateralized Loan Obligations - Equity (9.97%)(a)(d)
Apex Credit Clo 2021, Ltd., Class SUB(c)	07/18/2034	Estimated yield of 14.53%	$2,980,000	$2,421,622
Atlas Senior Loan Fund XVII, Ltd., Class SUB(b)(c)	10/20/2034	15.68%	3,000,000	2,400,000
LCM 31, Ltd., Class INC(c)	01/20/2032	15.49%	250,000	216,617
Marble Point CLO XXI, Ltd., Class INC(c)	10/17/2034	14.36%	2,750,000	2,342,255
Trinitas Clo VIII, Ltd., Class SUB(c)	07/20/2031	14.28%	2,300,000	1,436,058
TOTAL COLLATERALIZED LOAN OBLIGATIONS - EQUITY (Cost $8,866,202)				8,816,552

Commercial Mortgage-Backed Securities (6.84%)
Campus Drive Secured Lease-Backed Pass-Through Trust, Series C(b)(c)	06/15/2058	6.91%	3,688,087	3,598,833
CSMC 2020-TMIC, Class C(a)(c)	11/15/2023	1M US L + 6.75%	400,000	413,561
TWO VA Repack Trust Class B-2, Series B2(b)(c)(e)	11/15/2033	0.00%	1,811,000	768,951
VA Gilbert AZ Subordinated Note Lease-Backed Pass- Through Trust(b)(c)	03/15/2034	13.00%	191,065	261,243
Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class F(a)(c)	05/15/2031	1M US L + 5.90%	1,000,000	1,004,298
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,308,708)				6,046,886

Direct Real Estate (18.65%)(a)
EPIC Dallas(b)(f)(g)	N/A	N/A	N/A	11,371,495
Vale at the Parks - DC(b)(f)(g)	N/A	N/A	N/A	5,123,605
Total				16,495,100

TOTAL DIRECT REAL ESTATE (Cost $15,222,473)				16,495,100

Real Estate-Related Securities (16.53%)(a)
Mortgage Securities (11.03%)
Society Las Olas - PMG-Greybook Riverfront I LLC(b)	10/07/2023	1.47%	9,886,684	9,751,102

Preferred Units (5.50%)
Society Las Olas - 301 SW 1st Avenue Holdings LLC(b)	09/23/2023	8.80%	4,867,648	4,867,648

TOTAL REAL ESTATE-RELATED SECURITIES (Cost $14,618,750)				14,618,750

Loan Accumulation Facility (2.83%)(a)(d)
Atlas Senior Loan Fund XVII, Ltd.	05/21/2022	13.50%	2,500,000	2,500,000
TOTAL LOAN ACCUMULATION FACILITY (Cost $2,500,000)				2,500,000

See Notes to Consolidated Financial Statements.
6	https://www.cimgroup.com/investment-platforms/credit/racr

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2021

	Shares	Value
Common Stocks (2.84%)
CIM Commercial Trust Corp.(f)	277,221	$2,511,622
TOTAL COMMON STOCKS (Cost $2,117,451)		2,511,622

Warrants (0.12%)
RumbleON, Inc., Expires 2/23/2023, Strike Price $33.00(b)	7,576	107,000
TOTAL WARRANTS (Cost $83,469)		107,000

TOTAL INVESTMENTS 84.86% (Cost $72,245,851)		$75,036,209
Other Assets In Excess Of Liabilities 15.14%		13,389,404
NET ASSETS (100.00%)		$88,425,613

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	Fair value of this security was determined using significant, unobservable inputs and was determined in good faith under the procedures approved by the Fund's Board of Trustees.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $31,325,782, which represented approximately 35.43% of net assets as of September 30, 2021. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(d)	CLO subordinated notes are residual positions in the CLO vehicle. CLO subordinated notes are entitled to distributions that are generally equal to the residual cash flows of the underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these distributions in addition to the estimated amount of terminal distribution. Effective yields for the CLO equity positions are updated generally once a quarter in connection with a transaction, such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields are periodically adjusted based on information reported by the CLO as of the date of determination.
(e)	Zero coupon bond.
(f)	Affiliated investments pursuant to the 1940 Act. See Note 5 for more information.
(g)	Non-income producing investment.

Other than as described above, we do not "control" and are not an "affiliate" of any of our portfolio investments, each as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, we would be presumed to "control" a portfolio investment if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio investment if we owned 5% or more of its voting securities.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2021 was 0.08%

2M US L - 2 Month LIBOR as of September 30, 2021 was 0.11%

3M US L - 3 Month LIBOR as of September 30, 2021 was 0.13%

6M US L - 6 Month LIBOR as of September 30, 2021 was 0.16%

12M US L - 12 Month LIBOR as of September 30, 2021 was 0.24%

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2021	7

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2021

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Appreciation
Citibank, N.A.	1011778 B.C. Unlimited Liability Company, 1M US L + 1.75	$194,192	3M US L + 1.35%	11/19/2026	$194,940	$748
Citibank, N.A.	Acrisure LLC, 3M US L + 3.75(b)	552,558	3M US L + 1.35%	02/15/2027	556,979	4,421
Citibank, N.A.	ADMI Corp., 1M US L + 3.50	802,419	3M US L + 1.35%	12/23/2027	807,028	4,609
Citibank, N.A.	Aegion Corp., 3M US L + 4.75(b)	264,474	3M US L + 1.35%	05/17/2028	265,461	987
Citibank, N.A.	AHP Health Partners, Inc., 1M US + L 3.50(b)	185,116	3M US L + 1.35%	08/24/2028	186,803	1,687
Citibank, N.A.	Allen Media LLC, 3M US L + 5.50	727,899	3M US L + 1.35%	02/10/2027	736,402	8,503
Citibank, N.A.	Allen Media LLC, 3M US L + 5.50	800,689	3M US L + 1.35%	02/10/2027	810,042	9,353
Citibank, N.A.	AP Core Holdings II LLC, 1M US + 5.50(b)	779,234	3M US L + 1.35%	09/01/2027	795,715	16,481
Citibank, N.A.	Arches Buyer, Inc., 1M US L + 3.25	602,540	3M US L + 1.35%	12/06/2027	603,035	495
Citibank, N.A.	Axalta Coating Systems Dutch Holding B B.V., 3M US L + 1.75	122,328	3M US L + 1.35%	06/01/2024	122,627	299
Citibank, N.A.	Bakemark Holdings, Inc. TL 1L, M US L + 4.00(b)	497,500	3M US L + 1.35%	09/05/2028	500,000	2,500
Citibank, N.A.	Bausch Health Americas, Inc., 1M US L + 3.00	1,003,344	3M US L + 1.35%	06/02/2025	1,005,350	2,006
Citibank, N.A.	Blackhawk Network Holdings, Inc., 1M US L + 3.00	195,083	3M US L + 1.35%	06/15/2025	195,716	633
Citibank, N.A.	Burlington Coat Factory Warehouse Corp., 1M US L + 2.00	545,882	3M US L + 1.35%	06/24/2028	547,824	1,942
Citibank, N.A.	Caesars Resort Collection LLC, 1M US L + 2.75	593,915	3M US L + 1.35%	12/23/2024	594,127	212
Citibank, N.A.	Caesars Resort Collection LLC, 1M US L + 3.50	498,740	3M US L + 1.35%	07/21/2025	499,743	1,003
Citibank, N.A.	CHG Healthcare Services, Inc., 3M US L + 3.50	351,176	3M US L + 1.35%	09/29/2028	353,887	2,711
Citibank, N.A.	Core & Main LP, 1M US L + 2.50	415,625	3M US L + 1.35%	07/27/2028	415,713	88
Citibank, N.A.	Corel Corp., 3M US L + 5.00	538,679	3M US L + 1.35%	07/02/2026	541,035	2,356
Citibank, N.A.	DexKo Global Inc., Delayed TL, 3M US L + 3.75(b)	131,282	3M US L + 1.35%	09/22/2028	131,337	55
Citibank, N.A.	DexKo Global Inc., TLB, 3M US L + 3.75 (b)	687,508	3M US L + 1.35%	09/22/2028	689,517	2,009
Citibank, N.A.	DG Investment Intermediate Holdings 2, Inc., 1M US L + 3.75	1,001,842	3M US L + 1.35%	03/31/2028	1,004,267	2,425
Citibank, N.A.	DG Investment Intermediate Holdings 2, Inc., 1M US L + 3.75	209,810	3M US L + 1.35%	03/31/2028	211,003	1,193
Citibank, N.A.	DIRECTV Financing LLC, 3M US L + 5.00	1,105,752	3M US L + 1.35%	08/02/2027	1,110,172	4,420
Citibank, N.A.	Gainwell Acquisition Corp., 3M US L + 4.00	298,420	3M US L + 1.35%	10/01/2027	298,867	447
Citibank, N.A.	Garda World Security Corp., 1M US L + 4.25	343,428	3M US L + 1.35%	10/30/2026	343,583	155
Citibank, N.A.	Help/Systems Holdings, Inc., 3M US L + 4.00	497,475	3M US L + 1.35%	11/19/2026	499,029	1,554
Citibank, N.A.	ICON Luxembourg SARL, 3M US L + 2.50	297,956	3M US L + 1.35%	07/03/2028	300,783	2,827
Citibank, N.A.	ICON Luxembourg SARL, 3M US L + 2.50	74,236	3M US L + 1.35%	07/03/2028	74,940	704
Citibank, N.A.	KKR Apple Bidco LLC, 1M US L + 3.00	831,667	3M US L + 1.35%	09/22/2028	833,629	1,962
Citibank, N.A.	Liftoff Mobile, Inc., 3M US L + 3.75(b)	498,203	3M US L + 1.35%	10/02/2028	498,908	704
Citibank, N.A.	Madison IAQ LLC, 6M US L + 3.25	651,545	3M US L + 1.35%	06/21/2028	656,560	5,015
Citibank, N.A.	Magenta Buyer LLC, 3M US L + 5.00	808,683	3M US L + 1.35%	07/27/2028	812,836	4,153
Citibank, N.A.	McGraw-Hill Education, Inc., 1M US L + 4.75	885,789	3M US L + 1.35%	07/28/2028	898,570	12,781
Citibank, N.A.	MH Sub I LLC, 1M US L + 3.75	248,010	3M US L + 1.35%	09/13/2024	248,422	412
Citibank, N.A.	Mozart Debt Merger Sub, Inc., 3M US L + 3.25(b)	872,266	3M US L + 1.35%	09/30/2028	875,442	3,176
Citibank, N.A.	Pelican Products, Inc., 6M US L + 3.50(b)	593,931	3M US L + 1.35%	05/01/2025	596,172	2,241
Citibank, N.A.	PetSmart LLC, 6M US L + 3.75	601,125	3M US L + 1.35%	02/11/2028	602,142	1,017
Citibank, N.A.	Plaze, Inc., 1M US L + 4.25(b)	794,499	3M US L + 1.35%	08/03/2026	794,833	334
Citibank, N.A.	Prestige Brands, Inc., 1M US L + 2.00	298,500	3M US L + 1.35%	07/03/2028	300,093	1,593
Citibank, N.A.	Pretium PKG Holdings, Inc., 6M US L + 4.00	279,298	3M US L + 1.35%	10/02/2028	281,382	2,084
Citibank, N.A.	Proofpoint, Inc., 3M US L + 3.25	711,071	3M US L + 1.35%	08/31/2028	711,429	358
Citibank, N.A.	Ring Container Technologies Group LLC, 3M US L + 3.75	234,706	3M US L + 1.35%	08/12/2028	235,853	1,147
Citibank, N.A.	Rough Country, LLC TL 1L, 2M US L + 3.50(b)	1,281,460	3M US L + 1.35%	07/26/2028	1,284,671	3,211
Citibank, N.A.	Ryan Specialty Group LLC, 1M US L + 3.00	198,330	3M US L + 1.35%	09/01/2027	198,446	116
Citibank, N.A.	Sitel Worldwide Corporation, 3M US L + 3.75(b)	682,286	3M US L + 1.35%	07/28/2028	687,429	5,143
Citibank, N.A.	Sovos Brands Intermediate, Inc., 3M US L + 3.75(b)	223,707	3M US L + 1.35%	06/02/2028	224,781	1,074

See Notes to Consolidated Financial Statements.
8	https://www.cimgroup.com/investment-platforms/credit/racr

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2021

TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Appreciation
Citibank, N.A.	SRS Distribution Inc., 6M US L + 3.75	$363,110	3M US L + 1.35%	06/02/2028	$366,234	$3,124
Citibank, N.A.	Sunshine Luxembourg VII S.A.R.L., 3M US L + 3.75	971,034	3M US L + 1.35%	10/01/2026	972,735	1,701
Citibank, N.A.	Sunshine Software Merger Sub, Inc., 3M US L + 3.75 (b)	692,876	3M US L + 1.35%	09/21/2028	695,173	2,297
Citibank, N.A.	Teneo Holdings LLC, 1M US L + 5.25	708,906	3M US L + 1.35%	07/12/2025	710,833	1,927
Citibank, N.A.	TGP Holdings III LLC, 3M US L + 3.00	510,422	3M US L + 1.35%	06/29/2028	513,631	3,209
Citibank, N.A.	TGP Holdings III LLC, 3M US L + 3.00	67,302	3M US L + 1.35%	06/29/2028	67,726	424
Citibank, N.A.	TransDigm, Inc., 1M US L + 2.25	194,104	3M US L + 1.35%	05/30/2025	194,808	705
Citibank, N.A.	U.S. Anesthesia Partners, Inc., TL, 3M US L + 4.25	945,743	3M US L + 1.35%	09/22/2028	953,094	7,351
Citibank, N.A.	Unified Women’s Healthcare LP, 1M US L + 4.25(b)	1,243,750	3M US L + 1.35%	12/20/2027	1,253,593	9,843
Citibank, N.A.	VT Topco, Inc., 1M US L + 3.75(b)	186,453	3M US L + 1.35%	08/10/2025	187,332	879
Citibank, N.A.	Watlow Electric Manufacturing Co., 3M US L + 4.00	1,057,626	3M US L + 1.35%	03/02/2028	1,061,813	4,187
Citibank, N.A.	WW International, Inc., 1M US L + 3.50	1,237,108	3M US L + 1.35%	04/13/2028	1,237,252	144
Citibank, N.A.	Xperi Holding Corp., 1M US L + 3.50	982,562	3M US L + 1.35%	06/02/2025	986,266	3,704
		$34,175,174			$34,338,013	$162,839

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Depreciation
Citibank, N.A.	Academy, Ltd., 1M US L + 3.75	$875,057	3M US L + 1.35%	11/05/2027	$873,563	$(1,494)
Citibank, N.A.	Acrisure LLC, 3M US L + 3.50	594,731	3M US L + 1.35%	02/15/2027	592,492	(2,239)
Citibank, N.A.	Applovin Corp., 1M US L + 3.25	197,069	3M US L + 1.35%	08/15/2025	196,946	(123)
Citibank, N.A.	Aramark Intermediate HoldCo Corp., 1M US L + 1.75	197,839	3M US L + 1.35%	03/11/2025	196,062	(1,777)
Citibank, N.A.	Asurion LLC, 1M US L + 3.00	195,931	3M US L + 1.35%	11/03/2024	195,100	(831)
Citibank, N.A.	Autokiniton US Holdings, Inc., 12M US L + 4.50	1,097,860	3M US L + 1.35%	04/06/2028	1,095,794	(2,066)
Citibank, N.A.	CCRR Parent, Inc., 3M US L + 3.75(b)	583,139	3M US L + 1.35%	03/06/2028	582,593	(546)
Citibank, N.A.	Charter Next Generation, Inc., 1M US L + 3.75	499,468	3M US L + 1.35%	12/01/2027	499,172	(296)
Citibank, N.A.	City Brewing Co. LLC, 3M US L + 3.50(b)	223,333	3M US L + 1.35%	04/05/2028	220,648	(2,685)
Citibank, N.A.	Connect Finco Sarl, 1M US L + 3.50	745,566	3M US L + 1.35%	12/12/2026	745,119	(447)
Citibank, N.A.	Cornerstone OnDemand, Inc., 6M US L + 3.75	168,535	3M US L + 1.35%	04/22/2027	168,264	(271)
Citibank, N.A.	CP Atlas Buyer, Inc., 1M US L + 3.75	745,769	3M US L + 1.35%	11/23/2027	744,937	(832)
Citibank, N.A.	KNS Acquisition Corp., 3M US L + 6.25(b)	600,000	3M US L + 1.35%	04/21/2027	598,503	(1,497)
Citibank, N.A.	LBM Acquisition LLC, 3M US L + 3.75	745,605	3M US L + 1.35%	12/18/2027	740,685	(4,920)
Citibank, N.A.	LogMeIn, Inc., 1M US L + 4.75	696,724	3M US L + 1.35%	08/31/2027	696,484	(240)
Citibank, N.A.	MA FinanceCo LLC, 3M US L + 4.25	245,883	3M US L + 1.35%	06/05/2025	245,768	(115)
Citibank, N.A.	Midwest Physician Administrative Services LLC, 3M US L + 3.25	1,155,188	3M US L + 1.35%	03/12/2028	1,150,941	(4,247)
Citibank, N.A.	Redstone Holdco 2 LP, 3M US L + 4.75	715,353	3M US L + 1.35%	04/27/2028	708,126	(7,227)
Citibank, N.A.	TruGreen LP, 1M US L + 4.00	249,017	3M US L + 1.35%	11/02/2027	248,641	(376)
Citibank, N.A.	United Natural Foods, Inc., 1M US L + 3.50	112,590	3M US L + 1.35%	10/22/2025	112,556	(34)
Citibank, N.A.	VT Topco, Inc., 1M US L + 3.75(b)	32,793	3M US L + 1.35%	08/10/2025	32,783	(10)
Citibank, N.A.	Zelis Payments Buyer, Inc., 1M US L + 3.50	994,994	3M US L + 1.35%	09/30/2026	994,595	(399)
		$11,672,444			$11,639,772	$(32,672)
TOTAL		$45,847,618			$45,977,785	$130,167

(a)	The Fund's interest in the total return swap transactions are held through a wholly-owned subsidiary of the Fund, RACR-FS, LLC, a Delaware Limited Liability Company.
(b)	Security is classified as Level 3 in the Fund’s hierarchy (see Note 2).

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2021	9

CIM Real Assets & Credit Fund	Consolidated Statement of Assets and Liabilities
September 30, 2021

ASSETS
Investments, at fair value (Cost $54,905,927)	$56,029,487
Affiliated investments, at fair value (Cost $17,339,924)	19,006,722
Cash collateral for total return swaps	12,547,202
Cash	6,732,517
Receivable for shares sold	510,262
Interest receivable	456,947
Receivable for investments sold	216,126
Unrealized appreciation on total return swap contracts	162,839
Prepaid expenses and other assets	38,653
Receivable due from Adviser (Note 6)	4,161
Total Assets	95,704,916
LIABILITIES
Payable for investments purchased	6,643,206
Professional fees payable	256,835
Administration fees payable (Note 6)	85,404
Trustees' fees payable (Note 6)	84,630
Unrealized depreciation on total return swap contracts	32,672
Transfer agency fees payable (Note 6)	18,112
Custody fees payable	6,971
Distribution fees payable (Note 6)	6,677
Shareholder servicing fees payable (Note 6)	2,635
Accrued expenses and other liabilities	142,161
Total Liabilities	7,279,303
NET ASSETS	$88,425,613
NET ASSETS CONSIST OF
Paid-in capital	$85,284,841
Total distributable earnings	3,140,772
NET ASSETS	$88,425,613

See Notes to Consolidated Financial Statements.
10	https://www.cimgroup.com/investment-platforms/credit/racr

CIM Real Assets & Credit Fund	Consolidated Statement of Assets and Liabilities
September 30, 2021

PRICING OF SHARES
Class A
Net assets	$1,127,397
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	42,619
Net asset value	$26.45
Maximum offering price per share (Maximum sales load of 5.75%)	$28.06
Class C
Net assets	$5,971,853
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	228,241
Net asset value(a)	$26.16
Maximum offering price per share	$26.16
Class I
Net assets	$81,220,954
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	3,060,662
Net asset value	$26.54
Maximum offering price per share	$26.54
Class L
Net assets	$105,409
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	4,000
Net asset value	$26.35
Maximum offering price per share (Maximum sales load of 4.25%)	$27.52

(a)	Subject to early-withdrawal charge. Redemption price varies based on length of time held (Note 2).

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2021	11

CIM Real Assets & Credit Fund	Consolidated Statement of Operations
For the Year Ended September 30, 2021

INVESTMENT INCOME
Interest income	$1,934,125
Dividend income	8,350
Dividend income from affiliated investments	5,939
Total Investment Income	1,948,414

EXPENSES
Management fees (Note 6)	544,644
Shareholder servicing fees (Note 6)
Class A	995
Class C	5,937
Class L	256
Distribution fees (Note 6):
Class C	17,810
Class L	256
Professional fees	928,168
Offering cost amortization (Note 2)	812,336
Administration fees (Note 6)	742,944
Trustees' fees (Note 6)	159,630
Printing fees	72,881
Insurance fees	64,015
State registration fees	29,050
Custody fees	24,844
Transfer agency fees (Note 6)	23,883
Other expenses	268,053
Total Expenses	3,695,702
Expenses reimbursed by Adviser (Note 6)	(2,851,947)
Management fees waived (Note 6)	(278,598)
Net Expenses	565,157
Net Investment Income	1,383,257
Net realized gain on investments	590,637
Net realized gain on total return swap contracts	1,314
Net change in unrealized appreciation on investments	1,018,996
Net change in unrealized appreciation on affiliated investments	1,666,798
Net change in unrealized appreciation on total return swap contracts	130,167
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,407,912
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,791,169

See Notes to Consolidated Financial Statements.
12	https://www.cimgroup.com/investment-platforms/credit/racr

CIM Real Assets & Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
OPERATIONS
Net investment income	$1,383,257	$52,396
Net realized gain on investments and total return swap contracts	591,951	484
Net change in unrealized appreciation on investments, affiliated investments and total return swaps contracts	2,815,961	104,564
Net Increase in Net Assets Resulting from Operations	4,791,169	157,444

DISTRIBUTIONS TO SHAREHOLDERS
Class A
From distributable earnings	(19,335)	(2,000)
From return of capital	(2,567)	–
Class C
From distributable earnings	(114,325)	(4,344)
From return of capital	(15,123)	–
Class I
From distributable earnings	(1,632,251)	(105,315)
From return of capital	(215,419)	–
Class L
From distributable earnings	(5,398)	(2,000)
From return of capital	(690)	–
Net Decrease in Net Assets from Distributions to Shareholders	(2,005,108)	(113,659)

BENEFICIAL INTEREST TRANSACTIONS
Class A
Shares sold	983,730	100,000
Distributions reinvested	8,506	–
Class C
Shares sold	5,163,048	569,239
Distributions reinvested	62,377	764
Class I
Shares sold	72,175,473	6,113,530
Distributions reinvested	690,753	4,199
Shares redeemed	(475,852)	–
Class L
Shares sold	–	100,000
Net Increase in Net Assets Derived from Beneficial Interest Transactions	78,608,035	6,887,732

Net increase in net assets	81,394,096	6,931,517

NET ASSETS
Beginning of period	7,031,517	100,000
End of period	$88,425,613	$7,031,517

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2021	13

CIM Real Assets & Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES
Class A
Beginning shares	4,000	–
Shares sold	38,289	4,000
Distributions reinvested	330	–
Net increase in shares outstanding	38,619	4,000
Ending shares	42,619	4,000
Class C
Beginning shares	22,786	–
Shares sold	203,009	22,755
Distributions reinvested	2,446	31
Net increase in shares outstanding	205,455	22,786
Ending shares	228,241	22,786
Class I
Beginning shares	248,515	4,000
Shares sold	2,803,647	244,347
Distributions reinvested	26,871	168
Shares redeemed	(18,371)	–
Net increase in shares outstanding	2,812,147	244,515
Ending shares	3,060,662	248,515
Class L
Beginning shares	4,000	–
Shares sold	–	4,000
Net increase in shares outstanding	–	4,000
Ending shares	4,000	4,000

See Notes to Consolidated Financial Statements.
14	https://www.cimgroup.com/investment-platforms/credit/racr

CIM Real Assets & Credit Fund	Consolidated Statement of Cash Flows
For the Year Ended September 30, 2021

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$4,791,169
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investments	(75,100,462)
Purchase of affiliated investments	(17,339,924)
Proceeds from sale of investments	32,541,503
Net realized gain/loss on investments	(590,637)
Net realized gain on total return swap contracts	(1,314)
Net change in unrealized appreciation on investments	(1,018,996)
Net change in unrealized appreciation on affiliated investments	(1,666,798)
Net change in unrealized appreciation on total return swap contracts	(130,167)
Accretion and amortization of discounts and premiums, net	(98,280)
(Increase)/Decrease in Assets:
Deferred offering costs	812,336
Interest receivable	(430,948)
Receivable due from Adviser	(4,161)
Prepaid expenses and other assets	39,266
Increase/(Decrease) in Liabilities:
Due to Adviser	(417,347)
Professional fees payable	(93,200)
Administration fees payable	(48,697)
Transfer agency fees payable	17,503
Distribution fees payable	6,311
Shareholder servicing fees payable	2,478
Accrued expenses and other liabilities	136,582
Custody fees payable	6,971
Trustees' fees payable	84,630
Net cash used in operating activities	(58,502,182)

Cash Flows from Financing Activities:
Proceeds from shares sold	77,881,965
Payment on shares redeemed	(475,852)
Cash distributions paid	(1,243,472)
Net cash provided by financing activities	76,162,641

Net Change in Cash	17,660,459

Cash, beginning of period	$1,619,260
Cash, end of period	$19,279,719

Non-cash financing activities herein consist of reinvestment of distributions of:	$761,636

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$1,619,260
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$6,732,517
Cash collateral for total return swaps	$12,547,202
Total restricted and unrestricted cash at the end of the year	$19,279,719

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2021	15

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class A

	For the Year Ended September 30, 2021		For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$25.16		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.91		0.20
Net realized and unrealized gain	1.91		0.46
Total from investment operations	2.82		0.66

DISTRIBUTIONS
From net investment income	(0.99)		(0.50)
From net realized gain on investments	(0.36)		–
Return of capital	(0.18)		–
Total distributions	(1.53)		(0.50)

Net increase in net asset value	1.29		0.16
Net asset value, end of period	$26.45		$25.16
TOTAL RETURN(b)	11.60%		2.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$1,127		$101

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	9.94%		45.26	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.74	%(d)	1.00	%(d)(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	3.53%		1.94	%(e)
Portfolio turnover rate	122%		1	%(f)

(a)	Calculated using the average shares method.
(b)	Total returns have not been annualized and do not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.
(d)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.50%.
(e)	Annualized.
(f)	Not annualized.

See Notes to Consolidated Financial Statements.
16	https://www.cimgroup.com/investment-platforms/credit/racr

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class C

	For the Year Ended September 30, 2021		For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$25.08		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.70		0.22
Net realized and unrealized gain	1.90		0.36
Total from investment operations	2.60		0.58

DISTRIBUTIONS
From net investment income	(0.98)		(0.50)
From net realized gain on investments	(0.36)		–
Return of capital	(0.18)		–
Total distributions	(1.52)		(0.50)

Net increase in net asset value	1.08		0.08
Net asset value, end of period	$26.16		$25.08
TOTAL RETURN(b)	10.73%		2.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$5,972		$572

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	11.49%		44.33	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.48	%(d)	1.75	%(d)(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	2.73%		2.20	%(e)
Portfolio turnover rate	122%		1	%(f)

(a)	Calculated using the average shares method.
(b)	Total returns have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.
(d)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 3.25%.
(e)	Annualized.
(f)	Not annualized.

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2021	17

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class I

	For the Year Ended September 30, 2021		For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$25.18		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.99		0.23
Net realized and unrealized gain	1.90		0.45
Total from investment operations	2.89		0.68

DISTRIBUTIONS
From net investment income	(0.99)		(0.50)
From net realized gain on investments	(0.36)		–
Return of capital	(0.18)		–
Total distributions	(1.53)		(0.50)

Net increase in net asset value	1.36		0.18
Net asset value, end of period	$26.54		$25.18
TOTAL RETURN(b)	11.88%		2.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$81,221		$6,259

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	9.98%		44.53	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.48	%(d)	0.75	%(d)(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	3.86%		2.29	%(e)
Portfolio turnover rate	122%		1	%(f)

(a)	Calculated using the average shares method.
(b)	Total returns have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.
(d)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.25%.
(e)	Annualized.
(f)	Not annualized.

See Notes to Consolidated Financial Statements.
18	https://www.cimgroup.com/investment-platforms/credit/racr

CIM Real Assets & Credit Fund	Consolidated Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Class L

	For the Year Ended September 30, 2021		For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$25.13		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.95		0.17
Net realized and unrealized gain	1.79		0.46
Total from investment operations	2.74		0.63

DISTRIBUTIONS
From net investment income	(0.98)		(0.50)
From net realized gain on investments	(0.36)		–
Return of capital	(0.18)		–
Total distributions	(1.52)		(0.50)

Net increase in net asset value	1.22		0.13
Net asset value, end of period	$26.35		$25.13
TOTAL RETURN(b)	11.31%		2.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$105		$101

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	17.63%		45.51	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.59	%(d)	1.25	%(d)(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	3.73%		1.68	%(e)
Portfolio turnover rate	122%		1	%(f)

(a)	Calculated using the average shares method.
(b)	Total returns have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.
(d)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.75%.
(e)	Annualized.
(f)	Not annualized.

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2021	19

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

NOTE 1 — Organization and Registration

CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation.

The Fund’s investment adviser is CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”) that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers, and will review such allocation percentage on an ongoing basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective.

The Adviser has engaged CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is a wholly-owned subsidiary of CIM Group, LLC and is an affiliate of the Adviser. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to real assets held by the Fund. The Fund defines “real assets” as assets issued by United States issuers where the underlying interests are investments in real estate or infrastructure in the United States (“Real Assets”).The Fund’s investments in Real Assets will consist of (1) direct real estate that will generally be held through one or more wholly-owned real estate investment trust (“REIT”) subsidiaries (each, a “REIT Subsidiary”), (2) publicly traded REITs and private REITs, (3) real estate mortgages, (4) commercial mortgage-backed securities (“CMBS”) and (5) infrastructure assets that may be held through a REIT Subsidiary. The Fund’s investments in Real Assets will consist of real assets in densely populated qualified communities throughout the United States.

The Adviser has also engaged OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The OFS Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC, and is an affiliate of the Adviser. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities (“Credit and Credit-Related Investments”) as well as investments in CMBS. The Fund intends for its Credit and Credit-Related Investments to consist of (1) investments in floating and fixed rate loans; (2) broadly syndicated senior secured corporate loans; (3) investments in the debt and equity tranches of collateralized loan obligations (“CLOs”); and (4) opportunistic credit investments, by which the Fund means stressed and distressed credit situations, restructurings and non-performing loans.

The Fund was organized as a statutory trust on February 4, 2019 under the laws of the State of Delaware. The Fund had no operations from that date through May 4, 2020 other than those relating to organizational matters and the registration of its shares under applicable securities laws. During this period, the Adviser purchased 4,000 of the Fund's Class I Common Shares of beneficial interest (the "Class I Shares"), at an aggregate purchase price of $100,000, at a price of $25.00 per share.

On May 5, 2020, the Fund commenced a continuous public offering of Class I Shares, Class A Shares, Class C Shares and Class L Shares. The Fund has received exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal charges.1 Additionally, on May 5, 2020, an affiliate of the Adviser purchased 188,000 Class I Shares at a price of $25.00 per share, 4,000 Class A Common Shares of beneficial interest (the “Class A Shares”) at a price of $25.00 per share, 4,000 Class C Common Shares of beneficial interest (the “Class C Shares”) at a price of $25.00 per share, and 4,000 Class L Common Shares of beneficial interest (the “Class L Shares”) at a price of $25.00 per share. On January 28, 2021, an affiliate of the Adviser purchased 156,067 Class I Shares. The Adviser and its affiliates own shares in the Fund representing 10.8% and 8.8% of the NAV as of September 30, 2021 and November 19, 2021, respectively.

Class C Shares and Class I Shares are offered on a continuous basis at NAV. Class C Shares are subject to a 1.00% early withdrawal charge. Class A Shares are offered at NAV plus a maximum sales load of 5.75% of the offering price. Class L Shares are offered at NAV plus a maximum sales load of 4.25% of the offering price. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans, and other matters that exclusively affect such class, and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

[1]	(CIM Real Assets & Credit Fund, et al. (File No. 812-15001, Release No. IC-33659 (Oct. 22, 2019) (order), Release No. IC-33630 (Sep. 23, 2019) (notice))

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CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

NOTE 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 - Investment Companies.

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Indemnifications

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Income Tax

For U.S. federal income tax purposes, the Fund intends to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its investment company taxable net income and realized gains, not offset by capital loss carryforwards, if any, to its shareholders. The Fund intends to file U.S. federal, state, and local tax returns as required.

As of September 30, 2021 and for the year ended September 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

The Fund intends to change its tax year end from April 30 to September 30, to better align with the Fund's fiscal year end. Accordingly, the disclosures below indicate amounts, as calculated by the Fund, for the tax year May 1, 2020 through April 30, 2021, as well as for the short tax year from May 1, 2021 through September 30, 2021. To effect this change, the Fund intends to file Form 1128 with the Internal Revenue Service, which is due no later than the due date of the tax return, as extended. For the tax year ended September 30, 2021, Form 1128 must therefore be filed on or before July 15, 2022.

Portfolio Valuation

The Fund determines the NAV per each class of Common Shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session (normally, 4:00 pm eastern time). The Fund calculates NAV per Common Share on a class-specific basis, by dividing the total value of the Fund’s Managed Assets attributable to the applicable class by the total number of Common Shares of such class outstanding. The Fund’s Managed Assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, and consistent with the Fund’s valuation policy and procedures, portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund’s board of trustees (the “Board”) has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Fund’s valuation committee. On a quarterly basis, or more frequently if necessary, the Board ratifies the valuation determinations made with respect to the Fund’s investments during the preceding period and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation policies and procedures.

Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. We are evaluating the impact of adopting Rule 2a-5 on the financial statements and intend to comply with the new rule’s requirements on or before the compliance date in September 2022.

Annual Report | September 30, 2021	21

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

Fair Value Measurements

In accordance with ASC Topic 820 – Fair Value Measurements and Disclosures, a three-tier fair value hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the fair value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –	Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves etc.), and inputs that are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).

Level 3 –	Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Fund's assumptions about the pricing of an asset or liability.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$782,000	$6,695,955	$7,477,955
Collateralized Loan Obligations - Debt	–	16,462,344	–	16,462,344
Collateralized Loan Obligations - Equity	–	8,816,552	–	8,816,552
Commercial Mortgage-Backed Securities	–	1,417,859	4,629,027	6,046,886
Direct Real Estate	–	–	16,495,100	16,495,100
Real Estate-Related Securities(1)	–	–	14,618,750	14,618,750
Loan Accumulation Facility	–	–	2,500,000	2,500,000
Common Stocks	2,511,622	–	–	2,511,622
Warrants	–	–	107,000	107,000
Total	$2,511,622	$27,478,755	$45,045,832	$75,036,209
Other Financial Instruments
Assets
Total Return Swap Contracts	$–	$105,797	$57,042	$162,839
Liabilities
Total Return Swap Contracts	$–	$(27,934)	$(4,738)	$(32,672)
Total	$–	$77,863	$52,304	$130,167

(1)	Asset was held at cost as of September 30, 2021.

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CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2020	Accrued Discount/ Premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2021
Bank Loans	$–	$8,273	$–	$120	$98,094	$6,596,968	$(7,500)	$–	$–	$6,695,955	$98,094
Commercial Mortgage–Backed Securities	813,584	52,142	–	(1,394)	709,396	3,061,045	(5,746)	–	–	4,629,027	709,396
Direct Real Estate(1)	–	–	–	–	1,272,627	15,222,473	–	–	–	16,495,100	1,272,627
Real Estate-Related Securities	–	–	–	–	–	14,618,750	–	–	–	14,618,750	–
Loan
Accumulation
Facility	–	–	–	–	–	2,500,000	–	–	–	2,500,000	–
Warrants	–	–	–	–	23,531	83,469	–	–	–	107,000	23,531
	$813,584	$60,415	$–	$(1,274)	$2,103,648	$42,082,705	$(13,246)	$–	$–	$45,045,832	$2,103,648

(1)	Includes $2,757,673 for the minimum Structured Acquisition Payment related to the property held by the Dallas Joint Venture. See Note 4 - Direct Real Estate Investments for a further discussion regarding the Structured Acquisition Payment.

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2021:

				Range
Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average
Direct Real Estate	$16,495,100	Income Approach	Discount Rate	6.50%	7.25%	7.02%
			Terminal Capitalization Rate	4.75%	5.50%	5.02%
Real Estate Related Securities(1)	14,618,750	Discounted Cash Flow	Transaction Price	–	–	–
Commercial Mortgage-Backed Securities	4,629,027	Discounted Cash Flow	Discount Rate	6.02%	8.00%	7.39%
Bank Loans	3,778,472	Third Party Pricing Service	Broker Quote	–	–	–
Bank Loans	2,917,483	Discounted Cash Flow	Discount Rate	9.86%	11.62%	10.11%
Loan Accumulation Facility(1)	2,500,000	Market Approach	Transaction Price	–	–	–
Warrants	107,000	Black-Scholes	Volatility	50.00%	80.00%	65.00%
Total	$45,045,832

(1)	Asset was held at cost as of September 30, 2021.

The following is a reconciliation for the year ended September 30, 2021 of the total return swap contracts for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Return Swap Contracts	Total
Balance as of September 30, 2020	$–	$–
Change in Unrealized Appreciation/Depreciation	–	–
Purchased Unrealized Appreciation/Depreciation	52,304	52,304
Sold Unrealized Appreciation/Depreciation	–	–
Transfers In of Unrealized Appreciation/Depreciation	–	–
Transfers Out of Unrealized Appreciation/Depreciation	–	–
Balance as of September 30, 2021	$52,304	$52,304
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2021	$52,304	$52,304

Annual Report | September 30, 2021	23

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

Cash

The Fund places its cash with three banking institutions, which are insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout year ended September 30, 2021, the amount on deposit exceeded the FDIC limit and subjected the Fund to credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Investment Transactions and Investment Income

Investment security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Gains and losses on securities sold are determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Dividend income for public securities is recorded on the ex-dividend date. Dividend income for public securities is recorded on the ex-dividend date. Dividend income received from the Fund’s two non-controlling interests in direct real estate investments is recorded when distributions are declared by vehicles into which the Fund has invested. During the year ended September 30, 2021, the Fund did not receive any dividend income related to its direct real estate investments.

Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund has and expects to continue to declare dividends quarterly and pay them out to shareholders monthly. Distributions from net realized capital gains, if any, are expected to be declared and paid annually and are recorded on the applicable ex-dividend date. The character of income and gains to be distributed is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into selling agreements with the ALPS Distributors, Inc. (the “Distributor”), may receive a commission of up to 1.0% of the purchase price of Class C Shares. Class C Shares will be subject to an early withdrawal charge of 1.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Class C Shares for repurchase such that they will have been held less than 365 days after purchase, as of the time of repurchase. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder bankruptcy. The early withdrawal charge may also be waived in connection with a number of additional circumstances, including the following repurchases of shares held by employer sponsored benefit plans: repurchases representing returns of excess contributions to such plans. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. For any waiver request, notification must be made in conjunction with the repurchase request. If no such notification is received, the Fund reserves the right to reject the request for a waiver.

Offering Costs

Offering costs incurred by the Fund of $1,370,241 were treated as deferred charges until operations commenced and were amortized over a 12-month period using the straight-line method. During the year ended September 30, 2021, $812,336 in offering costs were amortized. All offering costs incurred by the Fund and paid for or absorbed by the Adviser pursuant to the Expense Limitation Agreement (defined below) are subject to reimbursement to the Adviser, subject to the conditions set forth in the Expense Limitation Agreement, as described in Note 6 — Investment Advisory, Related Parties and Other Agreements.

NOTE 3 — Derivative Transactions

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as total return swaps and forward foreign currency contracts. In doing so, the Fund and RACR-FS, LLC (its “Swap Subsidiary”) will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure only on certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

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CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Total Return Swap Contract – The Swap Subsidiary has entered into a total return swap referencing a portfolio of bank loans with Citibank, N.A. (“Citi”) as the counterparty. The total return swap allows the Fund to indirectly obtain exposure to a portfolio of bank loans (each a “reference asset”) without owning or taking physical custody of such bank loans. Under the total return swap, Citi has contractually committed to make payments based on the total return (income plus realized appreciation) of each reference asset in exchange for a periodic payment from the Swap Subsidiary based on a floating interest rate and any realized depreciation of each Reference Asset. Additionally, the Swap Subsidiary posts collateral to cover its potential contractual obligations to Citi under the total return swap. The total return swap is marked-to-market daily consistent with the Fund’s Valuation Policy and changes in value are recorded by the Fund as unrealized gain or loss in the consolidated financial statements. If a reference asset is removed from the total return swap, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the price of such reference asset from the date it was added to the total return swap and the price of the reference asset at the time it was removed from the total return swap. As of September 30, 2021, the total return swap had unrealized appreciation of $130,167.

The total return swap effectively adds leverage to the Fund’s portfolio because, in addition to the Fund’s total net assets, the Fund would be subject to investment exposure on the amount of bank loans subject to the total return swap. The total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund will not be able to meet its obligations to the counterparty. In addition, because the total return swap is a form of synthetic leverage, such arrangement is subject to risks similar to those associated with the use of leverage.

Fair values of total return swap contracts on the Consolidated Statement of Assets and Liabilities as of September 30, 2021, categorized by risk exposure:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Market and Credit Risk
(Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$162,839	Unrealized depreciation on total return swap contracts	$(32,672)
Total		$162,839		$(32,672)

For the fiscal year ended September 30, 2021, the average monthly notional value of total return swap contracts was $13,843,124.

Annual Report | September 30, 2021	25

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

The effect of total return swap contracts on the Consolidated Statement of Operations for the fiscal year ended September 30, 2021:

Risk Exposure	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Market and Credit Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swaps / Net change in appreciation/(depreciation) on total return swaps	$1,314	$130,167
Total		$1,314	$130,167

NOTE 4 — Direct Real Estate Investments

During the year ended September 30, 2021, the Fund invested $7,500,000 for an 8.3% membership interest in a joint venture (the “Dallas Joint Venture”) with affiliates and an unrelated third party ("Unrelated Third Party Joint Venture Partner"). The Dallas Joint Venture acquired an interest in an office property currently under development in Dallas, Texas. As part of its obligation under the limited partnership agreement with the joint venture partners, the Fund is obligated to make a payment (“Structured Acquisition Payment”) to the developer of the underlying property once the main tenant takes possession of the property. Pursuant to the terms of the lease agreement, the premises are to be delivered to the tenant on or before May 31, 2022. The Structured Acquisition Payment will be between $2,757,673 and $9,353,365, determinable by the amount of any additional capital contributions made by the Fund to the property prior to December 31, 2021. The Fund recorded the minimum Structured Acquisition Payment amount as a liability within payable for investments purchased in the consolidated statement of assets and liabilities and increased the amortized cost in its investment. As of September 30, 2021, the Fund's amortized cost basis in the property was $10,257,673, net of the Fund's share of an affiliated mortgage note from the Unrelated Third Party Joint Venture Partner of $5,793,430 and the value of the Fund’s investment in the Dallas Joint Venture was $11,371,495, which resulted in an unrealized gain of $1,113,495 being recognized in the statement of operations during the year ended September 30, 2021.

During the year ended September 30, 2021, the Fund invested $4,964,800 for an 8.0% membership interest in a joint venture (the “Washington Joint Venture”) with an affiliate. The Washington Joint Venture acquired a multi-family residential property in Washington D.C. As of September 30, 2021, the value of the Fund’s investment in the Washington Joint Venture was $5,123,605, net of the Fund's share of a mortgage note of $5,680,000, which resulted in an unrealized gain of $158,804 being recognized in the statement of operations during the year ended September 30, 2021.

NOTE 5 — Investment Transactions

Investment transactions for year ended September 30, 2021 were as follows:

Purchases of Investments	Proceeds from Sales of Investments
$83,562,994	$32,684,366

During the year ended September 30, 2021, the Fund and an affiliate provided financing to a third-party for the purchase of a multi-family, office and retail building in Fort Lauderdale, Florida. The Fund provided $9,744,889 for a mortgage loan with a face value of $9,886,684 (the “Mortgage Loan”). The Mortgage Loan has a maturity date of October 7th, 2023 and had an all-in rate of 1.57% as of September 30, 2021. In connection with Financing, the Fund purchased preferred interests in the underlying property for $4,850,800 (the “Preferred Units”). The Preferred Units have a mandatory redemption date of June 1, 2022 and had a preferred dividend rate of 8.90% as of September 30, 2021.

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CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

During the year ended September 30, 2021, the Fund purchased shares in a publicly-traded REIT that is an affiliate of the Fund pursuant to the 1940 Act. During the year ended September 30, 2021, the Fund also invested in the Dallas Joint Venture and the Washington Joint Venture, both of which are affiliated investments. These affiliated investments purchases during the year ended September 30, 2021 and the related positions as of September 30, 2021 follow:

Security Name	Market Value as of September 30, 2020	Purchases	Sales	Market Value as of September 30, 2021	Share Balance as of September 30,2021	Dividends	Change in Unrealized Gain/(Loss)	Realized Gain/(Loss)
CIM Commercial Trust Corp.	$–	$2,117,451	$–	$2,511,622	277,221	$5,939	$394,171	$–
EPIC Dallas	–	10,257,673	–	11,371,495	N/A	–	1,113,822	–
Vale at the Parks - DC	–	4,964,800	–	5,123,605	N/A	–	158,805	–
				$19,006,722	277,221	$5,939	$1,666,798	$–

NOTE 6 — Investment Advisory, Related Parties and Other Agreements

Investment Advisory and Sub-Advisory Agreements

The Adviser serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund (the “Investment Advisory Agreement”).

Pursuant to the Investment Advisory Agreement that the Fund has entered into with the Adviser, and in consideration of the advisory services to be provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components - the Management Fee and the Incentive Fee (each as defined below). In addition, the Fund reimburses the Adviser (in its capacity as Co-Administrator) for certain administrative services that the Adviser provides pursuant to the Administration Agreement. Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the CIM Sub-Adviser (the “CIM Investment Sub-Advisory Agreement”), the Adviser pays the CIM Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all investments in Real Assets identified and sourced by the CIM Sub-Adviser. Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the OFS Sub-Adviser (the “OFS Investment Sub-Advisory Agreement”), the Adviser pays the OFS Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all Credit and Credit-Related Investments and CMBS identified and sourced by the Sub-Adviser. The Adviser pays the Sub-Advisers a quarterly fee equal to 50% of the management and incentive fees payable to the Adviser (the “Quarterly Sub-Adviser Fee”). The Quarterly Sub-Adviser Fee is allocated between CIM Sub-Adviser and OFS Sub-Adviser based on the proportionate share of shareholders’ equity that is invested in Real Assets and Credit and Credit-Related Investments, respectively. The Sub-Advisers’ fees are paid by the Adviser out of the fee the Adviser receives from the Fund, and do not otherwise impact the Fund’s expenses.

Management Fee

The management fee is calculated at an annual rate of 1.50% of the daily value of the Fund’s net assets and is payable quarterly in arrears (the “Management Fee”). For the year ended September 30, 2021, the Fund incurred a Management Fee of $544,644. The Adviser permanently waived its right to receive the Management Fee from the inception of the Fund through June 30, 2021. For the year ended September 30, 2021, $278,598 in Management Fees were waived by the Adviser. In addition, the Adviser has waived its right to receive a Management Fee on the portion of the Fund’s assets invested in an affiliated publicly traded REIT.

Incentive Fee

The Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of its “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 1.50% of the NAV (the “Hurdle Rate”) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that the Fund has not yet received in cash. No incentive fee is payable to the Adviser on realized capital gains. The incentive fee is paid to the Adviser as follows:

•	No Incentive Fee is payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.50%;

•	100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 1.875% in any calendar quarter is payable to the Adviser. This portion of the Fund’s Pre-Incentive Fee Net Investment Income which exceeds the Hurdle Rate but is less than or equal to 1.875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 1.875% of our NAV in any calendar quarter; and

Annual Report | September 30, 2021	27

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

•	20% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.875% in any calendar quarter is payable to the Adviser once the Hurdle Rate is reached and the catch-up is achieved (20% of all the Fund’s Pre-Incentive Fee Net Investment Income thereafter is allocated to the Adviser).

For the year ended September 30, 2021, there was no incentive fee incurred.

Expense Limitation Agreement

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding the incentive fee, the management fee, the service fee, fees and expenses associated with property management, development management and leasing brokerage services for real properties owned by the REIT Subsidiary, the distribution fee, dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the fund), brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed 0.75% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time the expenses were waived or absorbed to be exceeded; and (3) the reimbursement is approved by the Fund’s Board. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, upon 60 days' written notice to the Adviser. The Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Board. The Expense Limitation Agreement shall continue in effect until April 28, 2022, and shall thereafter continue in effect for successive twelve-month periods with the approval of at least annually of a majority of the Trustees of the Company.

For the year ended September 30, 2021, the Adviser waived fees and reimbursed expenses of $2,851,947.

As of September 30, 2021, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Expenses waived or reimbursed as of May 4, 2020(1)	Expenses waived or reimbursed in period from May 5, 2020 through September 30, 2020	Expenses waived or reimbursed in the period from October 1, 2020 through September 30, 2021
Subject to repayment until maximum expiration date of May 4, 2024	Subject to repayment until maximum expiration date of September 30, 2023	Subject to repayment until maximum expiration date of September 30, 2024
$440,015	$1,305,720	$2,851,947

(1)	The Fund commenced operations on May 5, 2020. Amount reflects remaining repayment related to reimbursement of organization and offering expenses incurred as of May 4, 2020.

Fund Administration and Accounting Fees and Expenses

ALPS Fund Services, Inc. (“AFS”), serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the Fund’s NAV per class of Common Shares, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a distribution agreement with the Distributor, an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a distribution and shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund (the “Distribution and Shareholder Servicing Plan”). Under the Distribution and Shareholder Servicing Plan, the Fund pays the Distributor (i) a distribution fee that is calculated monthly and accrued daily at an annualized rate of 0.75% and 0.25% of the average daily net assets of the Fund attributable to Class C Shares and Class L Shares, respectively, and (ii) a Servicing Fee that is paid monthly and that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to the Class C Shares, Class A Shares and Class L Shares, respectively. For the year ended September 30, 2021, Class C Shares, Class A Shares and Class L Shares incurred shareholder servicing fees of $5,937, $995, and $256, respectively. For the year ended September 30, 2021, Class C Shares and Class L Shares incurred distribution fees of $17,810 and $256, respectively.

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CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2021, no fees were retained by the Distributor.

Transfer Agency Fees and Expenses

DST Systems, Inc. (“DST”), an affiliate of AFS, serves as the transfer agent for the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund, and receives customary fees from the Fund for such services.

Custody Fees and Expenses

U.S. Bank, National Association. serves as the custodian of the Fund and receives customary fees from the Fund for such services.

Officer and Trustee Compensation

Each independent trustee receives an annual cash retainer of $50,000, as well as reimbursement for any reasonable expenses incurred attending meetings.

David Thompson has been a trustee of the Fund since January 2019 and Chief Executive Officer of the Fund since August 2019. Bilal Rashid has been a trustee of the Fund since August 2019. Mr. Thompson and Mr. Rashid both serve in officer roles at affiliates of the Fund, and are not paid by the Fund for serving as interested trustees.

NOTE 7 — Tax Basis Information

For the year ended September 30, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Total Distributable Earnings
$(77,127)	$77,127

The following information is computed on a tax basis for each item as of September 30, 2021:

Undistributed net investment income	Undistributed long-term capital gain	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total
$–	$8,971	$–	$3,260,719	$3,269,690

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments. As of September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$3,246,200	$(244,565)	$259,084	$3,260,719	$69,553,411

The tax characteristics of distributions paid were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
September 30, 2021	$1,247,040	$–	$169,895
April 30, 2021	637,928	–	63,904
April 30, 2020	–	–	–

Annual Report | September 30, 2021	29

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

NOTE 8 — Repurchase offers

The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase no less than 5% of its outstanding Common Shares at NAV. As a fundamental policy, it may not be changed without shareholder approval. If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline. Any share repurchase offer in excess of 5% of the Fund’s outstanding Common Shares is entirely within the discretion of the Fund. Shareholders will receive written notice of each quarterly repurchase offer (the “Repurchase Offer Notice”) at least 21 calendar days and not more than 42 calendar days before the date the repurchase offer ends (the “Repurchase Request Deadline”). Common Shares will be repurchased at the NAV per Common Share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each “Repurchase Pricing Date”). The Fund will distribute such payment no later than seven calendar days after the Repurchase Pricing Date.

During the year ended September 30, 2021, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Request Deadline. With regard to each of the offers, all repurchase requests received by the Fund were fully honored. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Repurchase Offer Notice Date	September 14, 2020	December 14, 2020	March 15, 2021	June 14, 2021
Repurchase Request Deadline	October 14, 2020	January 13, 2021	April 14, 2021	July 14, 2021
Repurchase Payment Deadline	October 21, 2020	January 20, 2021	April 21, 2021	July 21, 2021
Amount Repurchased	$5,014	None	$55,428	$415,410
Shares Repurchased	199	None	2,170	16,002

NOTE 10 — Risk Factors

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Please see below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

COVID-19 Risk

Periods of market volatility may continue to occur in response to pandemics or other events outside of the Fund’s control. These types of events could adversely affect the Fund’s operating results. For example, in November 2019, a novel strain of coronavirus surfaced in Wuhan, China and spread globally. This pandemic has led, and for an unknown period of time will continue to lead, to disruptions in local, regional, national and global markets and economies affected thereby, including a recession and a steep increase in unemployment in the United States.

This pandemic has resulted in, and other infectious disease outbreaks in the future could result in the following, among other things: (i) government imposition of various forms of shelter-in-place orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit; (iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market.

Although the U.S. Federal Food and Drug Administration authorized vaccines beginning in December 2020, and a significant portion of the U.S. population has been vaccinated, it remains unclear how quickly the vaccines will continue to be distributed nationwide and globally, how the emergence of variants will impact the pandemic, or when “herd immunity” will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. Delays in distributing or difficulties in accessing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the United States and other major markets.

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CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

The COVID-19 pandemic has had, and any future pandemic or outbreak could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by the Fund and returns to the Fund, among other things. It is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on us and our portfolio companies. Any potential impact to the Fund’s results of operations will depend to a large extent on future developments and new information that could emerge regarding the duration and severity of COVID-19 and any variants thereof, the efficacy of vaccines, and the actions taken by authorities and other entities to contain COVID-19 or treat its impact, all of which are beyond the Fund’s control. These potential impacts, while uncertain, could adversely affect the Fund and its portfolio companies’ operating results.

Real Estate Industry Risk

The Fund will invest a substantial portion of its assets in Real Assets within the United States, which includes real estate-related securities. Therefore, the performance of its portfolio will be significantly impacted by the performance of the real estate market in general and the Fund may experience more volatility and be exposed to greater risk than it would be if it held a more diversified portfolio. The Fund will be impacted by factors particular to the real estate industry including, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in operating expenses including property taxes and; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing (ix) changes in interest rates and (x) changes in availability of leverage on loans for or secured by real estate. Changes in federal tax laws which are being debated or pending as of the date of this prospectus may have a significant impact on the U.S. real estate industry in general, particularly in the geographic markets targeted by Fund investments. The value of securities in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Collateralized Mortgage-Backed Securities Risk

Mortgage-backed securities are bonds which evidence interests in, or are secured by, commercial mortgage loans. Accordingly, collateralized mortgage-backed securities (“CMBS”) are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated. The value of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying commercial mortgage properties. CMBS are also subject to several risks created through the securitization process.

The Fund may invest in the residual or equity tranches of CMBS, which are referred to as subordinate CMBS or interest-only CMBS. Subordinate CMBSs are paid interest only to the extent there are funds available to make payments. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. As a result, interest only CMBS possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. There is no limit on the portion of the Fund’s total assets that may be invested in interest-only multifamily CMBS.

The Fund also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

Broadly Syndicated Loans Risk

The broadly syndicated senior secured corporate loans (“Broadly Syndicated Loans”) in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, the risks associated with such Broadly Syndicated Loans are generally similar to the risks of other below investment grade fixed income instruments, although Broadly Syndicated Loans are senior and typically secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in below investment grade Broadly Syndicated Loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income dividends. An economic downturn would generally lead to a higher non-payment rate, and a Broadly Syndicated Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Broadly Syndicated Loan may decline in value or become illiquid, which would adversely affect the Broadly Syndicated Loan’s value. Broadly Syndicated Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Annual Report | September 30, 2021	31

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

Broadly Syndicated Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Broadly Syndicated Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Broadly Syndicated Loan. The collateral securing a Broadly Syndicated Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Broadly Syndicated Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Broadly Syndicated Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Broadly Syndicated Loans including, in certain circumstances, invalidating such Broadly Syndicated Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Broadly Syndicated Loan may be “primed” in bankruptcy, which reduces the ability of the holders of the Broadly Syndicated Loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing Broadly Syndicated Loans or secured corporate bonds.

There may be less readily available information about most Broadly Syndicated Loans and the borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or registered under the Securities Exchange Act of 1934, as amended, and borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Broadly Syndicated Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the OFS Sub-Adviser will rely most often on their own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the OFS Sub-Adviser.

The secondary trading market for Broadly Syndicated Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Broadly Syndicated Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Broadly Syndicated Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Broadly Syndicated Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Broadly Syndicated Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in share prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Broadly Syndicated Loans and other debt obligations, impairing the Fund’s NAV.

The Fund will acquire Broadly Syndicated Loans through assignments and through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation; and (ii) both the Borrower and the institution selling the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. See “Investment Restrictions”. Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Broadly Syndicated Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Broadly Syndicated Loan.

Valuation Risk

Where possible, the Fund utilizes independent pricing services approved by the Board to value certain portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with the Fund’s investments include, but are not limited to: a limited number of market participants compared to publicly traded investment grade securities, a lack of publicly available information about some borrowers, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments.

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CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

A large percentage of the Fund’s portfolio investments will not be publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. The Fund values these investments at fair value as determined in good faith pursuant to valuation policies and procedures adopted by the Board. The types of factors that may be considered in valuing the Fund’s investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund considers the pricing indicated by the external event to corroborate the Fund’s valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that the Fund may ultimately realize. The Fund’s NAV per each class of Common Shares could be adversely affected if the Fund’s determinations regarding the fair value of these investments are higher than the values that the Fund realizes upon disposition of such investments.

Liquidity Risk

The Fund may invest without limitation in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in securities subject to restrictions on resale. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The illiquidity of these investments may make it difficult for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded these investments.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Each Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and other instruments are not readily marketable and may be subject to restrictions on resale. Loans and other instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and other instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and other instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Credit Risk

Credit risk is the risk that one or more loans or other floating rate instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Annual Report | September 30, 2021	33

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

CLO Risk

In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

In addition, the portfolios of certain CLOs in which the Fund may invest may contain “covenant-lite” loans. The Fund uses the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund is exposed to “covenant-lite” loans, the Fund may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

Leverage Risk

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Under current market conditions, the Fund intends to utilize leverage principally through (i) Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such Borrowings) immediately after such Borrowings or (ii) the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such issuance) immediately after such issuance. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from are borne entirely by shareholders. Common Share income may fluctuate if the interest rate on Borrowings changes. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

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CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

Any decline in the NAV of the Fund will be borne entirely by shareholders. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in NAV to shareholders than if the Fund were not leveraged.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer other than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Affiliates Risk

Our Adviser and Sub-Advisers will experience conflicts of interest in connection with the management of our business affairs relating to and arising from a number of matters, including: the allocation of investment opportunities by our Adviser and Sub-Advisers and their affiliates; compensation to our Adviser and Sub-Advisers; services that may be provided by our Adviser and Sub-Advisers and their affiliates to issuers in which we invest; investments by us and other clients of our Adviser and Sub-Advisers, subject to the limitations of the 1940 Act; the formation of additional investment funds managed by our Adviser or Sub-Advisers; differing recommendations given by our Adviser and Sub-Advisers to us versus other clients; our Adviser’s and Sub-Advisers’ use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and restrictions on our Adviser’s and Sub-Advisers’ use of “inside information” with respect to potential investments by us.

We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. To promote further alignment with other funds managed by CIM and its affiliates, the Fund has obtained exemptive relief from the SEC that allows it to co-invest alongside funds managed by affiliates of our Adviser and the OFS Sub-Adviser, in accordance with the conditions specified in the exemptive relief. We may therefore compete for capital and investment opportunities with other entities managed by our Adviser or Sub-Advisers or their affiliates, subjecting our Adviser and Sub-Advisers and their affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf.

Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57 of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. As a result of the exemptive relief, there could be significant overlap in our investment portfolio and the investment portfolio of other funds established by the Adviser or Sub-Adviser or their affiliates that could avail themselves of the exemptive relief.

LIBOR Risk

Our debt investments may be based on floating rates, such as London Interbank Offer Rate, or “LIBOR.” After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. A number of LIBOR panel banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021, for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and (ii) immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings, including one-month U.S. dollar LIBOR. In addition, based on supervisory guidance from U.S. regulators, many banks are expected to cease creation of new LIBOR-referencing contracts by January 1, 2022. Central banks and regulators in a number of major jurisdictions (for example, United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for interbank offered rates. To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York, was formed. The ARRC has identified the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere or, whether the COVID-19 outbreak will have further effect on LIBOR transition plans.

Annual Report | September 30, 2021	35

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market and/or transferability of value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

ETF Risk

The Fund may invest in ETFs. ETFs are traded similarly to stocks of individual companies. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. However, an ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. The underlying indices that an ETF is designed to track may also experience volatility due to the COVID-19 pandemic or other widespread health crises. Any such impact could adversely affect the ETF’s performance and may indirectly lead to losses on your investment in the Fund.

Because ETFs trade on a securities exchange, extreme market volatility or potential lack of an active trading market for an ETF’s shares may trade at a premium or discount to their net asset value. The Fund’s investment in shares of ETFs subject it to the risks of owning the securities underlying the ETF, as well as certain structural risks, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in an ETF, the Fund bears its proportionate share of the ETF’s expenses. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Total Return Swap Risk

The Fund has entered, and may enter into additional, total return swap (“TRS”) agreements that would expose the Fund to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage. A TRS is a contract in which one party agrees to make periodic payments to another party based on the return of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS is typically used to obtain exposure to a basket of securities or loans or market without owning or taking physical custody of such securities or loans or investing directly in such market. A TRS effectively adds leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities subject to the TRS. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.

Cyber-Security Risk and Identity Theft Risks

Cyber-security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Advisers’ information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Advisers have implemented various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Advisers and/or the Fund may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Advisers’, and/or the Fund’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders and the intellectual property and trade secrets of the Advisers. Such a failure could harm the Advisers’ and/or the Fund’s reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

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CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements
September 30, 2021

A disaster or a disruption in the infrastructure that supports the Fund’s business, including a disruption involving electronic communications or other services used by the Fund or by third parties with whom the Fund conducts business, or directly affecting the Fund’s headquarters, could have a material adverse impact on the Fund’s ability to continue to operate its business without interruption. The Fund’s disaster recovery programs may not be sufficient to mitigate the harm that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse the Fund for its losses, if at all.

Third parties with which the Fund does business may also be sources of cybersecurity or other technological risk. The Fund outsources certain functions and these relationships allow for the storage and processing of its information, as well as client, counterparty, employee, and borrower information. While the Fund engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects its data, resulting in increased costs and other consequences as described above.

The Fund and its service providers are currently impacted by quarantines and similar measures being enacted by governments in response to the COVID-19 pandemic, which are obstructing the regular functioning of business workforces (including requiring some employees to work from external locations and their homes). Accordingly, the risks described above may be heightened under current conditions.

NOTE 11 — Subsequent Events

Subsequent events after the date of the Financial Statements have been evaluated through the date the financial statements were available to be issued.

The Fund completed a quarterly repurchase offer which resulted in 61,272 Fund Class I Shares being repurchased for $1,595,524.

The Fund purchased an additional 111,123 shares of the publicly traded REIT that is an affiliate of the Fund for $986,256.

The Fund invested an additional $3,971,406 in investments. The Fund also invested in total return swap transactions with a notional amount of $6,218,941.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2021	37

CIM Real Assets & Credit Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of CIM Real Assets & Credit Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of CIM Real Assets & Credit Fund (the "Fund") as of September 30, 2021, the related consolidated statements of operations and cash flows for the year ended September 30, 2021 and the consolidated statement of changes in net assets and the financial highlights for the year ended September 30, 2021 and for the period May 5, 2020 (commencement of operations) through September 30, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations and its cash flows for the year ended September 30, 2021, and the changes in its net assets and the financial highlights for the year ended September 30, 2021 and for the period May 5, 2020 (commencement of operations) through September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles,

California November 24, 2021

We have served as the auditor of one or more investment companies in CIM Group Investment Company Complex since 2019.

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CIM Real Assets & Credit Fund	Additional Information
September 30, 2021 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 855-747-9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 855-747-9559, or on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of its portfolio holdings with the SEC as of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. The filings are available upon request by calling 855-747-9559. You may also obtain a copy of each of the filings on the SEC’s website at http://www.sec.gov. Portfolio holdings are available on the Fund's website.

Annual Report | September 30, 2021	39

CIM Real Assets & Credit Fund	Trustees & Officers
September 30, 2021 (Unaudited)

The Board is comprised of five trustees, including three independent trustees. The name, age and principal occupations for the past five years of the trustees and officers of the Fund are listed below. Additional information regarding the Fund's trustees is included in the Statement of Additional Information, which can be obtained, without charge, by calling (323) 860-7421.

INTERESTED TRUSTEES

The following Trustees are “interested persons” as defined in the 1940 Act (the “Interested Trustees”).

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Principal Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
David Thompson Birth year: 1963	2019	Mr. Thompson is a Principal and Chief Financial Officer of CIM. As a Principal, Mr. Thompson serves on CIM’s Investment Committee. He has also been Chief Executive Officer of CIM Commercial Trust Corporation (Nasdaq: CMCT), a publicly traded REIT managed by an affiliate of CIM Group since March 2019. Previously, Mr. Thompson served as the Chief Financial Officer of CIM Commercial Trust Corporation from March 2014 to March 2019.	1	None
Bilal Rashid Birth year: 1971	2019	Mr. Rashid is President of the OFS Sub-Adviser and a member of the investment and executive committees of the OFS Sub-Adviser. Mr. Rashid also serves as Chairman of the Board, President and Chief Executive Officer of OFS Capital Corporation (Nasdaq: OFS), Hancock Park Corporate Income, Inc. and OFS Credit Company, Inc. (Nasdaq: OCCI), each of which is externally managed by OFS Capital Management.	3	OFS Capital Corporation and Hancock Park Corporate Income, Inc., each business development companies managed by the OFS Sub- Adviser, and OFS Credit Company, a registered investment company managed by the OFS Sub-Adviser.

INDEPENDENT TRUSTEES

The following Trustees are not “interested persons” as defined in the 1940 Act.

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Principal Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Stephen O. Evans Birth year: 1945	2019	Mr. Evans has served as a member of the Board of Directors of CIM Real Estate Finance Trust, Inc. (“CMFT”), a non-listed REIT that invests primarily in net lease core real estate assets as well as real estate loans and other credit investments, since December 2020. He served as a member of the board of directors of Cole Office & Industrial REIT (CCIT III), Inc.(“CCIT III”) from July 2016 until CCIT III’s merger with and into CMFT in December 2020. Since 2000, Mr. Evans has served as the president of Evans Realty Associates, a private real estate investment company.	1	CIM Real Estate Finance Trust, Inc., a non-traded real estate investment trust Communities Southwest, Inc., a private land investment and development company
Carol (“Lili”) Lynton Birth year: 1961	2019	Since 1992, Ms. Lynton has been an operating partner for The Dinex Group, which operates Daniel Boulud branded restaurants, and which she co-founded. Ms. Lynton serves as the chief investment officer of HD American Trust, a family investment office she started in 1987. Ms. Lynton currently serves as the President and Chief Financial Officer of Lezen Acquisition, LLC, owner of Arcadia Publishing Company.	1	El Pollo Loco Holdings, Inc. (NASDAQ: EPL) Gaming and Leisure Properties, Inc. (NASDAQ:GLPI)

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CIM Real Assets & Credit Fund	Trustees & Officers
September 30, 2021 (Unaudited)

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Principal Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Ashwin Ranganathan Birth year: 1969	2019	Mr. Ranganathan is the Founder and CEO of Sikander Capital, a multi- asset family office focused on equity, venture capital and real estate, which he started in 2013.	1	None

(1)	The Fund Complex includes the Fund, OFS Capital Corporation and OFS Credit Company.

The address for each trustee is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.

OFFICERS

Information on each of the Fund’s executive officers is provided below. The address for each executive officer is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.

Name and Age	Officer Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Nathan D. DeBacker Birth year: 1980	Chief Financial Officer and Treasurer	Since 2019	Mr. DeBacker is Managing Director of Finance & Accounting at CIM Group and has served as the Chief Financial Officer and Treasurer of each of the public, non-listed REITs sponsored and managed by CIM Group (and, prior to its acquisition by CIM Group, Cole Capital) since August 2016, and as the Chief Financial Officer of CCO Capital, CIM's FINRA registered broker-dealer, from February 2018 until December 2020. Since March 2019, he has also served as Chief Financial Officer of CIM Commercial Trust (Nasdaq: CMCT), and has also served as Secretary since March 2020. From August 2016 to February 2018, Mr. DeBacker served as Senior Vice President and Chief Financial Officer, Cole REITs, of VEREIT. Mr. DeBacker was the principal at CFO Financial Services, LLC, a certified public accounting firm that provided accounting, payroll, tax, forecasting and planning, business valuation and investment advisory services to individuals and business organizations, from May 2014 until August 2016. Mr. DeBacker was also registered as an investment adviser representative with Archer Investment Corporation, an investment advisory firm that partners with accountants and CPAs to provide investment management solutions for their clients, from November 2015 until August 2016. From December 2005 until May 2014, Mr. DeBacker worked at Cole Capital, the predecessor to CCO Group, and, following the merger with VEREIT, most recently served as Vice President of real estate planning and analysis. From 2002 until 2005, Mr. DeBacker worked as an auditor for the independent public accounting firm of Ernst & Young LLP. Mr. DeBacker earned a Bachelor of Science degree in Accounting from the University of Arizona and is a Certified Public Accountant in Arizona.

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CIM Real Assets & Credit Fund	Trustees & Officers
September 30, 2021 (Unaudited)

Name and Age	Officer Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Altebrando Birth year: 1977	Vice President, Portfolio Oversight	Since 2019	Mr. Altebrando is Vice President, Portfolio Oversight at CIM Group and is responsible for overseeing the composition, operations and investment priorities of the Fund and CIM Commercial Trust Corporation (Nasdaq: CMCT), a publicly traded REIT managed by an affiliate of CIM. Mr. Altebrando joined CIM Group in 2015 to oversee public capital markets across real estate and corporate credit strategies. Prior to joining CIM, he spent ten years as a senior research analyst covering the gaming, lodging and leisure sectors at Sidoti & Company, an institutional brokerage firm focused on small and mid cap U.S. equities. Prior to his role as a sell-side securities analyst, Mr. Altebrando spent six years working in capital market roles at Schwab and the online division of Donaldson, Lufkin and Jenrette and Brokerage America. Mr. Altebrando earned a Bachelor of Science degree in Finance from Villanova University and received an MBA in Finance & Business Economics from the Fordham Graduate School of Business & Economics.
Jordan Dembo Birth year: 1978	Secretary	Since 2020	Mr. Dembo is a Managing Director and Chief Legal Officer within CIM Group’s legal department. In this capacity, Mr. Dembo oversees fund formation, assists with corporate governance and compliance oversight, and provides general advice on other legal issues affecting CIM Group and its investments. Prior to joining CIM Group in November 2011, Mr. Dembo was a Senior Associate in the Real Estate Department for four years at the Los Angeles office of Katten Muchin Rosenman. Prior to that, from 2005 to 2007, Mr. Dembo was an Associate at Cox, Castle & Nicholson, LLP. Mr. Dembo holds a B.B.A. in Real Estate from the University of Wisconsin-Madison and received a J.D. from UCLA, graduating Order of the Coif. Mr. Dembo was named a rising star by Super Lawyers from 2009-2011.
Mukya S. Porter Birth year: 1974	Chief Compliance Officer	Since 2019	Ms. Porter is responsible for overseeing CIM’s compliance program and team of professionals. Prior to joining CIM, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management. Her experience also includes roles at Pacific Investment Management Company, Morgan Stanley Global Wealth Management and Morgan Stanley Investment Management. Ms. Porter earned a Bachelor of Science degree in Biology from Howard University and a Juris Doctor degree from the University of California, Berkeley School of Law.

(1)	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Compensation of Trustees

The fees and expenses of the Trustees are paid by the Fund. Each Interested Trustee receives no compensation from the Fund. The Independent Trustees received from the Fund the amounts set forth below for the Fund’s fiscal year ended September 30, 2021.

Name of Trustee	Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees
Independent Trustees:
Stephen O. Evans	$50,000	$50,000
Carol (“Lili”) Lynton	$50,000	$50,000
Ashwin Ranganathan	$50,000	$50,000
Interested Trustees:
David Thompson	$—	$—
Bilal Rashid	$—	$—

The Fund pays every Independent Trustee an annual cash retainer fee, determined based on the Fund’s net assets as of the end of each fiscal quarter. Amounts payable under this arrangement are determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 to $125 million	$50,000
$125 to $250 million	$75,000
> $250 million	$90,000

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CIM Real Assets & Credit Fund	Trustees & Officers
September 30, 2021 (Unaudited)

Quarterly Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov. This information is also available free of charge by contacting the Fund by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (323) 860-7421 or on our website at https://www.cimgroup.com/investment-platforms/credit/racr.

Proxy Voting Records

Information regarding how the Adviser, or the Sub-Advisers, when applicable, voted proxies relating to the Fund’s portfolio securities is available: (1) without charge, upon request, by calling (323) 860-7421; and (2) on the SEC’s website at http://www.sec.gov. Information about how the Adviser, or the Sub-Advisers, when applicable voted proxies with respect to the Companies portfolio securities during the most recent period ended June 30, 2020 can be obtained by making a written request for proxy voting information to: CIM Capital IC Management, LLC, 4700 Wilshire Boulevard, Los Angeles, CA, 90010

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CIM Real Assets & Credit Fund	Privacy Policy
September 30, 2021 (Unaudited)

PRIVACY STATEMENT

CIM Group® (CIM®) and its affiliates are committed to maintaining the confidentiality of your personal and financial information. Your privacy is very important to us. The Data Privacy Notice below for Investors sets forth our policies with respect to personal information (“personal data”) about our investors and prospective and former investors. The Data Privacy Notice below for Investors applies to you if you are an investor in our funds, and it may be changed at any time, provided a notice of any material change is given to you. We will treat personal data you provide to us in accordance with the terms of the Data Privacy Notice that exists at the time you provide the personal information, or any other terms to which you consent with respect to that information.

We seek to safeguard your private information and, to that end, restrict access to the personal information we process about you to those employees and other persons who need to know the information to enable us to provide services to you. We also maintain physical, electronic and procedural safeguards to help protect your non-public personal information.

If you have any questions or complaints regarding our policies or practices regarding the treatment of your personal information, please contact us at 1-833-687-3621 or email us at privacy@ cimgroup.com. If you need access to this privacy policy in a different format for accessibility reasons, please contact us at privacy@cimgroup.com.

DATA PRIVACY NOTICE FOR INVESTORS

1. Why are you seeing this notice?

•	You have provided or may provide personal information – “personal data” – to us as part of your investment into a CIM investment opportunity (including alternative investments vehicles, parallel funds and/or feeder funds, the “Fund”).

•	We want you to understand how and why we use, store, disclose and otherwise process your information when you deal with us or our relevant affiliates.

•	This Data Privacy Notice also contains information about your rights in relation to your “personal data.”

Please read the information below carefully. It explains how and why personal data is processed by us.

2. Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund; (ii) the General Partner, (iii) the Managers, and (iv) CIM Group, LLC (“CIM” and together with the Fund, the General Partner and the Manager, the “Fund Parties”).

Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide (or have provided) us with your personal data, the Fund acts as a “data controller”. In simple terms, this means that:

•	we “control” the personal data that you have provided – including endeavoring to make sure that it is kept secure

•	we make certain decisions on how to use, disclose and protect your personal data – but only to the extent that we have informed you about the use or disclosure, or are otherwise permitted by law

3. What information do we collect about you?

The types of personal data we process, hold and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

•	name and contact details (including telephone number, email address and residential address)

•	date of birth

•	passport details and/or driver’s license details and/or other identification details

•	social security number, national insurance number or tax identification number

•	assets and investment experience

•	risk tolerance and transaction history

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•	details about your investment activity or retirement portfolio(s)

•	bank accounts details including account balances, payments made with respect to the account, proceeds from the sale or redemption of property paid or credited to the account and details of bank accounts held at other institutions

•	details of assets held and the income generated with respect to such assets

•	other financial information include income, employment information details

•	commercial information, including records of personal property

•	education or other professional information

•	any other information required by applicable laws

The personal data collected about you help us to provide you with a better service and facilitate our business relations, and to carry out the purposes we identify in this Privacy Notice, or otherwise disclose to you.

•	We may combine personal data you provide, or have provided, to us with personal data that we have collected from (or about you) in some circumstances.

•	This will include information collected in an online or offline context.

4. Where do we obtain your personal data?

We collect, and have collected, information about you from a number of sources, including from you directly and from others. You consent to our collection of personal data from third parties as described in this section:

1.	Information that you give us

•	from the subscription agreement and any associated documentation that you completed when you subscribed for an investment.

•	when you provide, or provided, it to us in correspondence and conversations

•	when you have made / make transactions with respect to the Fund

•	when you purchase, or have purchased, securities from us and/ or tell us where to send money

2.	Information we obtain from others

•	publicly available and accessible directories and sources

•	bankruptcy registers

•	tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction

•	governmental and competent regulatory authorities to whom we have regulatory obligations

•	fraud prevention and detection agencies and organizations

•	third parties acting on your behalf, including business partners, advisers and attorneys

•	your employer

5. Why do we process your personal data?

We process your personal data for the following reasons:

1.	Contract

It is necessary to perform our contract with you to:

•	administer, manage and set up your investor account(s) to allow you to purchase your holding (of interests) in the Fund

•	meet the resulting contractual obligations we have to you

•	facilitate the continuation or termination of the contractual relationship between you and the Fund

•	facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

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CIM Real Assets & Credit Fund	Privacy Policy
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2.	Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:

•	undertake our client and investor due diligence, and on- boarding checks

•	carry out verification, know your client (KYC), terrorist financing and anti-money laundering checks

•	verify the identity and addresses of our investors (and, if applicable their beneficial owners)

•	comply with requests from regulatory, governmental, tax and law enforcement authorities

•	surveillance and investigation

•	carry out audit checks

•	maintain statutory registers

•	prevent and detect fraud

•	comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists

3.	Our legitimate interests

For our legitimate interests or those of a third party. Where legitimate interests are not a basis on which personal data may be processed, you consent to our processing your personal data for these purposes.

We process your personal data on this basis to:

•	manage and administer your holding of interests in the Fund, and any related accounts on an ongoing basis

•	assess and process any applications or requests made by you

•	open, maintain or close accounts in connection with your investment in, or redemption from, the Fund scheme

•	send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

•	address or investigate any complaints, claims, proceedings or disputes

•	provide you with, and inform you about, our investment products and services

•	monitor and improve our relationships with investors

•	send direct marketing communications to you

•	comply with applicable regulatory obligations

•	manage our risk and operations

•	comply with our accounting and tax reporting requirements;

•	comply with our audit requirements

•	assist with internal compliance with our policies and process

•	ensure appropriate group management and governance

•	keep our internal records

•	prepare reports on incidents / accidents

•	protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

•	analyze and manage commercial risks

•	seek professional advice, including legal advice
•	enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

•	facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

•	monitor communications to/from us using our systems

•	protect the security and integrity of our IT systems

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

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CIM Real Assets & Credit Fund	Privacy Policy
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Direct marketing as described at (3) above

We process your personal data for direct marketing purposes:

•	to provide you with information, products and services that may be of interest to you in the context of the investment-related activities

•	when raising investments into our funds

•	in connection with future fundraising activities

You have a right at any time to stop us from contacting you for marketing purposes.

If you object to the processing of your personal data for direct marketing purposes, we will stop using your personal data for these purposes. If you no longer wish to be contacted for marketing purposes, please contact us – please see section 16 below for our contact information.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

6. Who we share your personal data with?

Your personal data will be shared with:

Fund associates

We share your personal data with our associates, related parties and members of our group. This is for the purposes:

•	of managing our relationship with you

•	set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisors

•	of delivering the services you require
•	of managing your investment

•	of supporting and administering investment-related activities

•	of complying with applicable investment laws and regulations

Tax Authorities

•	of complying with applicable laws and regulations

•	of complying with any EEA or other applicable tax authorities instructions (who, in turn, may share your personal data with foreign tax authorities)

•	of complying with any foreign tax authorities’ instructions, including tax authorities outside of the EEA

Service Providers

•	of delivering and facilitating the services needed to support our business relationship with you

•	of supporting and administering investment-related activities

Our lawyers, auditors, other professional advisors, law enforcement, and other regulatory authorities

•	of providing you with investment-related services

•	of complying with applicable legal and regulatory requirements

In exceptional circumstances, we will share your personal data with:

•	competent regulatory, prosecuting and other governmental or non-governmental agencies and/or regulators or litigation counterparties including fraud prevention agencies, in any country or territory

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CIM Real Assets & Credit Fund	Privacy Policy
September 30, 2021 (Unaudited)

•	any third party that acquires, or is interested in acquiring all or part of any of the Fund Parties’ assets or shares or that succeeds any of the Fund Parties in carrying on all or a party of its business, whether by merger, acquisition, reorganization or otherwise

•	other organisations and agencies as required or permitted by law, including to comply with a subpoena or similar legal process or government request, or when the Fund Parties believe in good faith that disclosure is legally required or the Fund Parties have a legitimate interest in marking a disclosure, such as where necessary to protect the Fund Parties’ rights and property

7. Do you have to provide us with this personal data?

Where we collect personal data from you, we will indicate if:

•	provision of the personal data is necessary for our compliance with a legal obligation or the provision of our services; or

•	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the personal data we request for business and/or compliance purposes.

Some of the personal data we request, or have requested, is necessary for us to perform our contract with you or to comply with anti-money laundering or other legal requirements. If you do not wish for us to process this personal data, it will affect our ability to manage our business relationship with you and, ultimately, may result in the Fund Parties not being able to accept you as an investor or terminating its relationship with you.

8. Consent – and your right to withdraw it

Subject to legal and contractual restrictions, you have the right to withdraw consent at any time. Please contact us at 1-833-687-3621 or email us at privacy@cimgroup.com at any time if you wish to do so. Please note that if you wish to withdraw consent that is necessary for our ability to manage our business relationship with you and, ultimately, may result in the Fund Parties not being able to accept you as an investor or terminating its relationship with you.

9. Personal data from minors

We do not offer financial services and products to minors and do not intend to collect personal information from children under the age of 16. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.

10. Retention and deletion of your information

We keep your personal data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

•	We will generally retain information about you throughout the life cycle of any investment you are involved in

•	Some personal information will be retained after your relationship with us ends

11. Your GDPR rights

Individuals located in the EU may have certain data protection rights, including:

•	the right to access your personal data

•	the right to restrict the use of your personal data

•	the right to have incomplete or inaccurate data corrected

•	the right to ask us to stop processing your personal data

•	the right to require us to delete your personal data in some limited circumstances

•	the right to request information, with respect to our practices within the 12 months prior to your request, regarding the specific personal data we have collected from you, the sources from which we obtained it, the purposes for which we collected, used and shared the personal data, and the categories of third parties with whom we have shared it.

You also have a right to object to processing of your personal data where that processing is carried out for our legitimate interest or for direct marketing.

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CIM Real Assets & Credit Fund	Privacy Policy
September 30, 2021 (Unaudited)

You also have the right in some circumstances to request for us to “port” your personal data in a portable, re-usable format to other organizations (where this is possible).

You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority.

You may exercise your right to make these requests/objections by contacting us at 1-833-687-3621 or emailing us at privacy@cimgroup.com.

12. Your CCPA rights

Residents of California may have certain data protection rights relating to certain personal information, including:

•	the right to disclosure of personal data collected and processed

•	the right to “opt-out” of personal data to be sold

•	the right to require us to delete your personal data in some limited circumstances

Nonpublic information of individual consumer investors is subject to the Gramm-Leach-Bliley Act and the disclosures in the main section of this notice.

Your Right to Request Disclosure of Information We Collect and Share about You

If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:

1.	The categories of your personal information that we’ve collected.
2.	The specific pieces of your personal information that we’ve collected.
3.	The categories of sources from which we collected personal information.
4.	The business or commercial purposes for which we collected or sold personal information.
5.	The categories of third parties with which we shared personal information.

You can submit a request to us for the following additional information:

1.	The categories of third parties to whom we’ve sold personal information, and the category or categories of personal information sold to each.
2.	The categories of personal information that we’ve shared with service providers who provide services for us, like processing your bill.

To exercise your CCPA rights with request to this information, contact us at 1-833-687-3621 or email us at privacy@cimgroup.com at any time.

Your Right to Request the Deletion of Personal Information

Upon your request, we will delete the personal information we have collected about you, except for situations when that information is necessary for us to: provide you with a product or service that you requested; perform a contract we entered into with you; maintain the functionality or security of our systems; comply with or exercise rights provided by the law; or use the information internally in ways that are compatible with the context in which you provided the information to us, or that are reasonably aligned with your expectations based on your relationship with us.

To exercise your right to request the deletion of your personal information, Please contact us at 1-833-687-3621 or email us at privacy@cimgroup.com at any time if you wish to do so.

Your Right to Ask Us Not to Sell Your Personal Information

We do not, and will not, sell your personal information.

Our Support for the Exercise of Your Data Rights

We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Policy, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.

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CIM Real Assets & Credit Fund	Privacy Policy
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How We Will Handle a Request to Exercise Your Rights

For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.

When you make a request to access or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

You may exercise your right to make these requests/objections by contacting us at 1-833-687-3621 or emailing us at privacy@ cimgroup.com. These requests for disclosure are generally free.

13. Canadian Privacy Rights

If you are in Canada, you have a right to request access to your personal information and to request a correction to it if you believe it is inaccurate. If you would like to access the personal information we hold regarding you, or if you would like to have it corrected, please contact us using the contact information provided below. Please note; however, that in some cases we may not be able to allow you to access certain personal information in certain circumstances, for example if it contains personal information of other persons, or for legal reasons.

When you make a request to access or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

You may exercise your right to make these requests by contacting us at 1-833-687-3621 or emailing us at privacy@cimgroup.com.

For information on withdrawing your consent to the processing of your personal information, please see sections 6 and 8 above.

Please note that some or all of the personal information we collect may be stored or processed on servers located outside Canada and your jurisdiction of residence, including in the United States, whose data protection laws may differ from the jurisdiction in which you live. As a result, this information may be subject to access requests from governments, courts, or law enforcement in those jurisdictions according to laws in those jurisdictions.

14. Concerns, complaints or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns or complaints you may have about our processing your personal data.

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

15. Security

Fund Parties implement and maintain security intended to protect personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to help protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. Personal information may be accessed by persons within our organization, or our third party service providers, who require such access to carry out the purposes indicated in this privacy notice, or such other purposes as may be permitted or required by the applicable law. Personal information we collect is maintained by us in the United States at Los Angeles, CA, San Francisco, CA, Franklin Park, IL and Redmond, WA. The location of personal information collected and/or maintained by our third party service providers is available upon request.

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While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (a) there are security and privacy limitations which are beyond our control; (b) the security, integrity, and privacy of any and all information and data exchanged between you and us, including without limitation through the website, cannot be guaranteed; and (c) any such information and data may be viewed or tampered with by a third party.

16. Transfer of PII from the EU (or EEA, Switzerland) to the US and/or Other Countries

Your personal information may be transferred, processed and/ or stored in a country other than the one in which your personal information is collected. When transferring your personal information to the US or other countries, we have implemented procedures to ensure that appropriate safeguards are in place to protect the personal information regardless of where it is being transferred to.

17. Contact us

Please contact us if you have any questions about this Data Privacy Notice or the personal data we hold about you by calling 1-833-687-3621 or emailing us at privacy@cimgroup.com. You may also contact our Deputy Chief Compliance Officer at CIM Group, 4700 Wilshire Boulevard, Los Angeles, California, 90010.

18. Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. We reserve the right to update or otherwise amend this Data Privacy Notice at any time, but we will treat personal data that you provide to us before we make any such updates or amendments in accordance with the terms of this Data Privacy Notice, unless and until you agree with the application of the revised Privacy Notice’s terms to your personal information collected by us prior to the updates or amendments.

This Data Privacy Notice was last updated in September 2021.

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Investment Adviser

CIM Capital IC Management, LLC

4700 Wilshire Boulevard

Los Angeles, CA 90010

Investment Sub-Advisers

CIM Capital SA Management, LLC

4700 Wilshire Boulevard

Los Angeles, CA 90010

OFS Capital Management, LLC

4700 Wilshire Boulevard

Los Angeles, CA 90010

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for CIM Real Assets & Credit Fund.

ERNST & YOUNG

The properties pictured in this document are for illustration only and are not indicative of any Fund asset.

4700 Wilshire Boulevard, Los Angeles, CA 90010 | 866.341.2653 | www.cimgroup.com

CCO CAPITAL, LLC, MEMBER FINRA/SIPC, IS THE EXCLUSIVE WHOLESALE MARKETING AGENT FOR CIM REAL ASSETS & CREDIT FUND. ALPS DISTRIBUTORS, INC., (1290 BROADWAY, SUITE 1000, DENVER, CO 80203, MEMBER FINRA) IS THE DISTRIBUTOR OF CIM REAL ASSETS & CREDIT FUND. CCO CAPITAL AND ALPS DISTRIBUTORS, INC ARE NOT AFFILIATED. ©2021 CIM GROUP

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, CIM Real Assets & Credit Fund (the “Registrant” or “Fund”) has adopted a code of ethics that applies to, among others, the Registrant’s senior officers, including its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”), as well as the Registrant’s other officers and directors. During the period covered by this report, the following material updates were made to the Code of Ethics:

-	Personal Investment Policy
o	the Statement of Restrictions section was updated to require Access Persons to obtain pre-approval to purchase Initial Coin Offerings (“ICOs”), for any account in which the Access Person has a beneficial ownership interest;
o	the Restricted List section was updated to allow, in limited circumstances, for a new hire to place a liquidating trade in a security of an issuer that is on the firm’s restricted list, prior to his or her start date;
o	the Affiliated Securities and Investments section was updated to require pre-approval from Compliance when donating an affiliated security; and
o	the No Short Sale Transactions section was updated to reflect that no Access Person may short sell a security for which a security of the same issuer is held long by an advisory client of the Firm.

-	Gifts, Entertainment and Political Activity Policy
o	the Entertainment section was updated to clarify that substantial entertainment programs (e.g., purchasing season box seats, where multiple events are scheduled over multiple dates for multiple persons) must be pre-approved by a Compliance Officer regardless of the amount per person for the entertainment;
o	the Incentive Programs section was updated to include a broader range of incentive programs; and
o	the Receipt of Meals, Gifts or Entertainment by Traders from Securities Brokers section was updated to permit meals less than $250 to be received by traders, or other investment professionals with the ability to influence the selection of brokers with respect to trading in securities, from securities brokers without pre-approval by a Compliance Officer.

There were no material violations of the Code of Ethics and no material compliance issues with respect to the Insider Information Policy during the period covered by this report. A copy of the Registrant’s Code of Ethics is available, free of charge, by making a written request to: CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010, or by calling the Fund at (866) 907-2653.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Carol (“Lili”) Lynton is qualified to serve as an audit committee financial expert serving on its audit committee based on her experience in financial and accounting matters, and has determined that she is “independent,” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for the last two fiscal years ended September 30, 2021 and September 2020 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”), the principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $187,700 and $210,662, respectively. The amount reported under this Item 4(a) includes aggregate fees billed for the period from February 4, 2019 (Date of Organization) through December 31, 2019 for professional services rendered by PwC for the audit of the Registrant’s seed audit financial statements of $75,662.

(b)	Audit-Related Fees – The aggregate fees billed for the fiscal years ended September 30, 2021 and September 30, 2020 for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $0 for both periods.

(c)	Tax Fees – The aggregate fees billed in the last two fiscal years for professional services rendered by PwC for the review of the Registrant’s income tax returns, excise tax returns and dividend calculations were $19,000 and $3,000 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(d)	All Other Fees – The aggregate fees billed for the two last fiscal years for products and services provided by PwC, other than the services reported in (a) through (c) of this Item, were $0 and $0 for the fiscal year ended September 30, 2020 and September 30, 2021, respectively.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)	The aggregate non-audit fees billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant were $0,$0 in 2020 and 2021, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	The Registrant’s full schedule of investments as of September 30, 2021 is included as part of the annual report to stockholders included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board of Trustees has delegated the voting of proxies for Fund securities to CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”), the Fund’s investment adviser, with assistance from each of the Fund’s sub-advisers, CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”), and OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) as appropriate. The proxy voting policies and procedures of each Adviser are attached as exhibits hereto. The guidelines are reviewed periodically by the Adviser and the Fund’s trustees who are not “interested persons,” and, accordingly, are subject to change.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Each of the portfolio managers listed below has served as a portfolio manager since the Fund’s inception.

CIM Sub-Adviser – Members of the CIM Investment Committee and other Professionals:

Richard Ressler is a Co-Founder and Principal of CIM Group® with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM in 1994, he has been a fundamental influence in shaping the organization and facilitating its growth. He is the chair of CIM's Executive, Investment, Allocation and Real Assets Management Committees. He leads several teams essential to internal and external operations at CIM. Prior to co-founding CIM, he founded Orchard Capital Corp., and continues to oversee companies in which Orchard Capital or its affiliates invest, including CIM, Orchard First Source Asset Management, a full-service provider of capital and leveraged finance solutions to U.S. corporations, and OCV Management, LLC, an investor, owner, and operator of technology companies. Further, he currently serves as a board member for various public and private entities, including as Chairman of the Board of CIM Commercial Trust Corporation (“CMFT”), Chairman of the Board of CIM Commercial Trust Corporation (“CMCT”) and Chairman of the Board of Ziff Davis. Additionally, Mr. Ressler has served as Vice Chairman and in various executive capacities of Brooke Group Limited. Prior to Brooke Group he worked as an investment banker at Drexel Burnham Lambert, Inc. and as an attorney at Cravath, Swaine and Moore.

Avraham Shemesh is a Co-Founder and Principal of CIM with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM in 1994, he has been instrumental in building the Firm’s real estate, infrastructure and debt platforms. He serves on CIM’s Investment and Real Assets Management Committees, as well as the Investment Committee/Credit Subcommittee (“ICCS”), providing guidance on the diverse opportunities available across CIM’s various platforms. He is responsible for CIM’s long-time relationships with strategic institutions and oversees teams essential to acquisitions, portfolio management and internal and external communication. He serves as the Head of the Investments group and the Director for CMFT and CMCT. Prior to CIM, he was involved in several entrepreneurial real estate endeavors, including co-founding Dekel Development, a developer of commercial and multifamily properties in Los Angeles.

Shaul Kuba is a Co-Founder and Principal of CIM with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM in 1994, he has been an integral part of building the Firm’s real estate, infrastructure and debt platforms. He serves on the CIM’s Investment and Real Assets Management Committees, providing guidance on the diverse opportunities available across CIM’s various platforms. As the Head of the development team, he is actively involved in the development, redevelopment and repositioning of CIM’s real estate and infrastructure assets. Additionally, he is instrumental in sourcing new opportunities and establishing and maintaining relationships with national and regional retailers, hospitality brands and restaurateurs. He also serves as the Director for CMCT. Prior to CIM, he was involved in several entrepreneurial real estate endeavors, including co-founding Dekel Development, a developer of commercial and multifamily properties in Los Angeles.

OFS Sub-Adviser Portfolio Managers:

Bilal Rashid is a Trustee of the Fund, the Chairman of the Board and Chief Executive Officer of OFS Capital Corporation (“OFS Capital”), the Chairman of the Board, President and Chief Executive Officer of Hancock Park Corporate Income, Inc. (“Hancock Park”) and OFS Credit Company, Inc. (“OFS Credit”), President and a Senior Managing Director of the OFS Sub-Adviser, Chief Executive Officer of OFSAM, and a member of OFSAM’s investment and executive committees. Mr. Rashid also serves on the Middle-Market Investment Committee, Broadly Syndicated Investment Committee and Structured Credit Investment Committee of the OFS Sub-Adviser. Prior to joining OFSAM in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 25 years of experience in investment banking, debt capital markets and investing as it relates to corporate credit and structured credit, debt capital markets and investment banking. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University.

Jeffrey A. Cerny is a director, Chief Financial Officer and Treasurer of OFS Capital and OFS Credit, Chief Financial Officer and Treasurer of Hancock Park, a Senior Managing Director of the OFS Sub-Adviser, a Vice President of OFSAM, and a member of OFSAM’s investment and executive committees. Mr. Cerny also serves on the Middle-Market Investment Committee, Broadly Syndicated Investment Committee and Structured Credit Investment Committee of the OFS Sub-Adviser. Mr. Cerny oversees the finance and accounting functions of the OFS Capital, Hancock Park and OFS Credit, as well as underwriting, credit monitoring and CLO portfolio compliance for the OFS Sub-Adviser’s syndicated senior loan business. Prior to joining OFSAM in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law.

Kyde Sharp is a Managing Director and member of the Middle Market Investment Committee of the OFS Sub-Adviser. Mr. Sharp is responsible for sourcing and evaluating investment opportunities for the middle market lending business as well as portfolio management. Prior to joining the OFS Sub-Adviser in 2017, Mr. Sharp was a Managing Director of Fifth Street Asset Management (NASDAQ: FSAM), a credit-focused asset manager located in Greenwich, CT. Earlier in his career he was an Associate with The Ben Barnes Group (formerly Entrecorp) where he priced, structured and negotiated equity-based consulting engagements. Mr. Sharp holds a Master of Business Administration from The Wharton School, University of Pennsylvania, a Juris Doctor from Fordham University School of Law, and a Bachelor of Arts in Philosophy from Hamilton College.

Kenneth A. Brown is a Managing Director of the OFS Sub-Adviser and serves as a member of the Broadly Syndicated Investment Committee and the Structured Credit Investment Committee of the OFS Sub-Adviser. He is responsible for leading the trading, underwriting and credit monitoring functions of the CLOs, as well as maintaining relationships with agent/investment banks. Mr. Brown has over 24 years of experience in leveraged finance and public accounting. Prior to joining the OFS Sub-Adviser in 2007, Mr. Brown was a Vice President at GE Antares Capital, a unit of General Electric Capital Corporation and a leading middle market agent lender for private equity sponsored transactions. Prior to GE Antares, Mr. Brown was at First Source Financial, Inc., a middle market lender focused on direct and participation interests in private equity sponsored transactions, and Arthur Andersen LLP, a national public accounting firm. Mr. Brown has also earned his CPA certification. Mr. Brown holds a Bachelor of Science in Accountancy from the University of Illinois at Urbana-Champaign and a Master of Business Administration, with concentrations in Finance and Strategic Management, from The University of Chicago Booth School of Business.

Glen Ostrander is a Managing Director of the OFS Sub-Adviser and focuses on structured products investment activities of the firm, capital markets related activities, fundraising, and strategic initiatives. Mr. Ostrander serves as a member of the Structured Credit Investment Committee of the OFS Sub-Adviser. Mr. Ostrander has more than 19 years of experience in investing, banking and debt capital markets relating to securitization, corporate credit, and structured credit. Mr. Ostrander has been involved in the CLO market since the late 1990s, with experience in the creation and full life cycle of various types of CLOs through multiple credit cycles. Prior to joining the OFS Sub-Adviser, Mr. Ostrander worked within the Global Markets & Investment Banking division at Merrill Lynch. Prior to joining Merrill Lynch, he was a Vice President at Wachovia Capital Markets from 1998 to 2006 and worked at International Business Machines and Koch Industries. Throughout his experience at Wachovia Capital Markets, Merrill Lynch, and the OFS Sub-Adviser, Mr. Ostrander has been involved in the structuring of CLO transactions, investing throughout the CLO capital structure, and the creation and vetting of CLO collateral managers. Mr. Ostrander holds a Bachelor of Science in Accounting from Belmont Abbey College.

(a)(2) Certain of the portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of September 30, 2021 (with respect to portfolio managers of the OFS Sub-Advisor) and June 30, 2021 (with respect to the portfolio managers of the CIM Sub-Advisor)*: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Richard Ressler
Registered Investment Companies	0	$—		$—
Other Pooled Investment Vehicles	64	$28,361,000	64	$28,361,000
Other Accounts	1	$55,500	1	$55,500

Avraham Shemesh
Registered Investment Companies	0	$—		$—
Other Pooled Investment Vehicles	64	$28,361,000	64	$28,361,000
Other Accounts	1	$55,500	1	$55,500

Shaul Kuba
Registered Investment Companies	0	$—		$—
Other Pooled Investment Vehicles	64	$28,361,000	64	$28,361,000
Other Accounts	1	$55,500	1	$55,500

Bilal Rashid
Registered Investment Companies	3	$740,167	3	$740,167
Other Pooled Investment Vehicles	12	$1,955,814	12	$1,955,814
Other Accounts		$—		$—

Jeffrey A. Cerny
Registered Investment Companies	3	$740,167	3	$740,167
Other Pooled Investment Vehicles	12	$1,955,814	9	$1,955,814
Other Accounts		$—		$—

Kyde Sharp
Registered Investment Companies	2	$584,148	2	$548,148
Other Pooled Investment Vehicles	5	$845,005	5	$845,005
Other Accounts		$—		$—

Kenneth A. Brown
Registered Investment Companies	1	$156,019	1	$156,019
Other Pooled Investment Vehicles	12	$1,955,814	12	$1,955,814
Other Accounts		$—		$—

Glen Ostrander
Registered Investment Companies	3	$740,167	3	$740,167
Other Pooled Investment Vehicles	12	$1,955,814	12	$1,955,814
Other Accounts		$—		$—

*	With respect to the CIM Sub-Advisor: (i) figures indicate assets owned and operated as of June 30, 2021, which represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication; (ii) figures exclude arrangements in which management responsibility is shared with an unaffiliated third party and (iii) September 30, 2021 numbers are not available as of the date hereof..

Portfolio Manager Potential Conflicts of Interest

The Adviser, the Sub-Advisers and their respective affiliates will be subject to certain conflicts of interest with the portfolio managers. These conflicts will arise primarily from the involvement of the Adviser, the Sub-Advisers, and the Fund Complex (as defined below) in other activities that may conflict with the Fund’s activities. Shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Fund’s interest. As used herein, the “Fund Complex” includes the Fund, OFS Capital Corporation, Hancock Park Corporate Income Inc. and OFS Credit Company.

Broad and Wide-Ranging Activities

The Fund Complex, including the Adviser and the Sub-Advisers, and the additional funds they manage, engage in a broad spectrum of activities. In the ordinary course of its business activities, the Fund Complex may engage in activities where the interests of certain divisions of the Fund Complex or the interests of its clients may conflict with the Fund’s and shareholders’ interests. Other present and future activities of the Fund Complex may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser and the Sub-Advisers will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

Policies and Procedures

Specified policies and procedures implemented by the Fund Complex to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions reduce the synergies across the Fund Complex’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Fund Complex has various asset management, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business.. Additionally, the Fund Complex may limit the Fund and/or its portfolio companies from engagement in agreements with, or related to, companies of another account and/or from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies to engage in businesses or activities competitive with such companies of other accounts, either as a result of contractual restrictions or otherwise. Finally, the Fund Complex has in the past and is likely in the future to enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Allocation of Personnel

The Adviser and the Sub-Advisers and their respective officers, managers, members and employees will devote as much of their time to the Fund’s activities as the Adviser and Sub-Advisers deem necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, affiliates of the Adviser and the Sub-Advisers expect to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser or the Sub-Advisers. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and the Sub-Advisers and their respective officers, managers, members and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund’s business and the management of the assets of other clients of the Adviser and the Sub-Advisers.

Material Non-Public Information

The Adviser, the Sub-Advisers or certain of their respective affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, the Adviser or the Sub-Advisers would be restricted from buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Disclosure of such information to the personnel responsible for the Fund’s affairs will be limited. Therefore, the Fund may not have access to material non-public information in the possession of the Fund Complex which might be relevant to an investment decision to be made on the Fund’s behalf, and the Adviser or Sub-Advisers may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Adviser or the Sub-Advisers may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

To the extent permitted by the 1940 Act and the rules and regulations and other guidelines of the SEC, the Fund may invest in private and public vehicles sponsored by affiliates of the Adviser and Sub-Advisers. To the extent that the Adviser or Sub-Advisers, as the case may be, were to come into possession of material non-public information relevant to an investment decision in connection with a potential investment or sale of securities of a private or public vehicle sponsored by an affiliate of the Adviser or the Sub-Advisers, the Fund may be precluded from making such investment or sale.

Possible Future Activities

Affiliates of the Adviser and the Sub-Advisers may expand the range of services that they provide over time and will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Fund Complex has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

(a)(3) Each Sub-Adviser’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Investment personnel of the Adviser and the CIM Sub-Adviser that are Principals are compensated with a base salary, profit participation and participation in the general partner’s carried interest, or adviser’s incentive fees, as applicable, earned with respect to funds managed by CIM Group and its affiliates. Non-Principal Investment professionals are compensated with a base salary plus bonus, which is determined by both the overall performance of the assets to which such investment professionals are assigned as well as their overall citizenship and contribution to the culture at CIM Group.

The OFS Sub-Adviser compensates its investment professionals through a base salary and a discretionary annual bonus based on a number of factors, including job performance, profitability of OFS Sub-Adviser and market conditions. Professional compensation at the OFS Sub-Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the OFS Sub-Adviser manages and from their longevity with the OFS Sub-Adviser. In addition, certain of OFS Sub-Adviser’s Portfolio Managers have ownership and financial interests in, and may receive compensation and/or profit distributions from OFSAM and/or its subsidiaries. These individuals receive compensation from OFS Sub-Adviser that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by OFS Sub-Adviser, a portion of which may relate to incentive fees or carried interest earned by OFS Sub-Adviser in connection with its services.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the Fund’s portfolio managers as of September 30, 2021.

Securities Ownership of Portfolio Managers
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Richard Ressler(4)	Over $1,000,000
Avraham Shemesh(4)	Over $1,000,000
Shaul Kuba(4)	Over $1,000,000
Bilal Rashid	$—
Jeffrey Cerny	$—
Kyde Sharp	$—
Kenneth A. Brown	$—
Glen Ostrander	$—

_________________________

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)	The dollar range of equity beneficially owned is based on the current NAV per Class I Common Share as of September 30, 2021.

(4)	These shares are owned directly by CIM Capital IC Management, LLC. and CIM RACR, LLC., each of which is owned by CIM Group, LLC. Each of Richard Ressler, Avraham Shemesh and Shaul Kuba may be deemed to beneficially own all of these shares because of their positions with CIM Group, LLC. Each of them disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or for any other purpose.

(a)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the annual report included in Item 1 of this Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this annual report included in Item 1 of this Form N-CSR.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Business Conduct is attached hereto in response to Item 2(f).

(a)(2)	Certifications as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibits 99.302(i) CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	The Proxy Voting Policies and Procedures of CIM Capital IC Management, CIM Capital SA Management LLC and OFS Capital Management LLC are each attached hereto in response to Item 7.

(b)	Certifications as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIM REAL ASSETS & CREDIT FUND

By:	/s/ David Thompson

David Thompson

Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David Thompson

David Thompson

Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	December 9, 2021

By:	/s/ Nathan D. DeBacker

Nathan D. DeBacker

Chief Financial Officer and Treasurer (Principal Financial Officer)

Date:	December 9, 2021